UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

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☒ Preliminary Proxy Statement
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PARADIGM OIL AND GAS, INC.
(Name of Registrant as Specified In Its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PARADIGM OIL AND GAS, INC.

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AT 10:00 A.M. ON JULY 18, 2005

The 2005 Annual and Special Meeting of Shareholders of Paradigm Oil And Gas, Inc. (the “Corporation”) will be held at 10:00 a.m. Pacific Daylight Time on Monday, July 18, 2005, at the Metropolitan Hotel at 645 Howe Street, Vancouver, B.C. for the following purposes:

1.	To receive the financial statements of the Corporation for its financial year ended December 31, 2004 together with the report of the independent auditors thereon;

2.	To fix the number of directors at two;

3.	To elect two directors to serve until the next Annual General Meeting of Shareholders or until their respective successors are elected or appointed;

4.	To ratify the appointment of Telford Sadovnick, P.L.L.C., as independent auditors of the Corporation for the financial year ended December 31, 2005;

5.
To approve an amendment to the Corporation’s Bylaws by changing the first sentence of Bylaw 1.05, Quorum and Adjourned Meetings, from “A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders” to read “10% of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders”; and

6.	To transact any other business which may properly come before the Meeting, or any adjournment or postponement thereof.

The board of directors has fixed Wednesday, June 08, 2005, as the record date for determining shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Meeting.

All shareholders are invited to attend the Annual and Special Meeting in person, but even if you expect to be present at the meeting, you are requested to mark, sign, date and return the enclosed proxy as promptly as possible in the envelope provided to ensure your representation. All proxies must be received by our transfer agent not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, prior to the time of the meeting in order to be counted. The address of our transfer agent is as follows: Pacific Stock Transfer Corporation, P.O. Box 93385, 500 East Warm Springs Road, Suite 240, Las Vegas, Nevada 89119, fax number (702) 433-1979 or by hand delivery to Unit 35 – 12880 Railway Avenue, Richmond, B.C. V7E 6G4, or by facsimile to (604) 275-6301 no later than 5:00 p.m. (Vancouver time) on Friday, July 15, 2005, or with the Corporation’s special Counsel, Brian J. McDonald, by hand-delivery at the Meeting prior to the commencement of the Annual and Special Meeting. Shareholders of record attending the Annual and Special Meeting may vote in person even if they have previously voted by proxy. Unregistered stockholders must deliver their completed proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the proxy to them.

IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will help to ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

Dated at Vancouver, British Columbia, this 10th day of June, 2005.

BY ORDER OF THE BOARD OF DIRECTORS

/s/   Robert L. Pek

Robert L. Pek
President and Director

PARADIGM OIL AND GAS, INC.

PROXY STATEMENT AND INFORMATION CIRCULAR

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 18, 2005

In this Proxy Statement and Information Circular, all references to “$” are references to United States dollars and all references to “C$” are references to Canadian dollars. As at June 08, 2005, one Canadian dollar was equal to approximately $0.80 in U.S. Currency.

GENERAL

The enclosed proxy is solicited by the board of directors of Paradigm Oil And Gas, Inc., a Nevada corporation (the "Corporation" or “Paradigm”), for use at the Annual and Special Meeting of Shareholders (the “Meeting”) of Paradigm to be held at 10:00 a.m. Pacific Daylight Time on Monday, July 18, 2005, at the Metropolitan Hotel at 645 Howe Street, Vancouver, B.C., and at any adjournment or postponement thereof.

Our administrative offices are located at Unit 35 - 12880 Railway Avenue, Richmond, British Columbia, V7E 6G4. This Proxy Statement and the accompanying proxy are being mailed to our shareholders on or about June 10, 2005.

We do not expect that any matters other than those referred to in this Proxy Statement and the Notice of Meeting will be brought before the Annual and Special Meeting. However, if other matters are properly presented before the Annual and Special Meeting, the persons named as proxy appointees will vote upon such matters in accordance with their best judgment. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incidental to the conduct of the Annual and Special Meeting.

SOLICITATION OF PROXIES

The cost of solicitation will be borne by the Corporation. The solicitation will be made primarily by mail. Proxies may also be solicited personally or by telephone by certain of the Corporation’s directors, officers and regular employees, who will not receive additional compensation therefore. In addition, the Corporation will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial owners. The total cost of proxy solicitation, including legal fees and expenses incurred in connection with the preparation of this Proxy Statement and Information Circular, is estimated to be $5,000.

ENTITLEMENT TO VOTE

All holders of shares of record of our par value $0.001 common stock (the “Common Stock”), at the close of business on June 08, 2005 (the “Record Date”), will be entitled to one vote at the Annual and Special Meeting for each share of Common Stock held of record on the Record Date. Stockholders entitled to vote may do so by voting those shares at the Annual and Special Meeting or by proxy in the manner described below under “Proxy Voting.”

Persons who hold shares of our Common Stock in a “street name” through a broker or other financial institution must follow the instructions regarding how to direct the voting of their shares provided by such broker or financial institution.

APPOINTMENT OF PROXYHOLDER

The persons named as proxyholder in the accompanying form of proxy were designated by the management of the Corporation ("Management Proxyholder"). A shareholder desiring to appoint some other person ("Alternate Proxyholder") to represent him at the Meeting may do so by inserting such other person's name in the space indicated or by completing another proper form of proxy. A person appointed as proxyholder need not be a shareholder of the Corporation. All completed proxy forms must be deposited with Pacific Stock Transfer Company not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, before the time of the Meeting or any adjournment of it unless the chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently or by hand delivery to Unit 35 – 12880 Railway Avenue, Richmond, B.C. V7E 6G4, or by facsimile to (604) 275-6301 no later than 5:00 p.m. (Vancouver time) on Friday, July 15, 2005, or with the Corporation’s special Counsel, Brian J. McDonald, by hand-delivery at the Meeting prior to the commencement of the Annual and Special Meeting.

EXERCISE OF DISCRETION BY PROXYHOLDER

The proxyholder will vote for or against or withhold from voting the shares, as directed by a shareholder on the proxy, on any ballot that may be called for. In the absence of any such direction, the Management Proxyholder will vote in favour of matters described in the proxy. In the absence of any direction as to how to vote the shares, an Alternate Proxyholder has discretion to vote them as he or she chooses.

The enclosed form of proxy confers discretionary authority upon the proxyholder with respect to amendments or variations to matters identified in the attached Notice of Meeting and other matters which may properly come before the Meeting. At present, Management of the Corporation knows of no such amendments, variations or other matters.

PROXY VOTING

Registered Shareholders

If you are a registered shareholder, you may wish to vote by proxy whether or not you attend the Meeting in person. If you submit a proxy, you must complete, date and sign the Proxy, and then return it to the Corporation's transfer agent, Pacific Stock Transfer Corporation, P.O. Box 93385, 500 East Warm Springs Road, Suite 240, Las Vegas, Nevada 89119 or by mail or by hand delivery M5J 2Y1 not less than 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the Proxy is to be used.

Beneficial Shareholders

The following information is of significant importance to shareholders who do not hold Shares in their own name. Beneficial Shareholders should note that the only proxies that can be recognized and acted upon at the Meeting are those deposited by registered shareholders (those whose names appear on the records of the Corporation as the registered holders of Shares).

If Shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those Shares will not be registered in the shareholder's name on the records of the Corporation. Such Shares will more likely be registered under the names of the shareholder's broker or an agent of that broker. In the United States, the vast majority of such Shares are registered under the name of Cede & Co. as nominee for The Depository Trust Corporation (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).

Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings. Every intermediary has its own mailing procedures and provides its own return instructions to clients.

If you are a Beneficial Shareholder:

You should carefully follow the instructions of your broker or intermediary in order to ensure that your shares are voted at the Meeting.

The form of proxy supplied to you by your broker will be similar to the Proxy provided to registered shareholders by the Corporation. However, its purpose is limited to instructing the intermediary on how to vote on your behalf. Most brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communication Services ("ADP") in the United States and in Canada. ADP mails a voting instruction form in lieu of a Proxy provided by the Corporation. The voting instruction form will name the same persons as the Corporation's Proxy to represent you at the Meeting. You have the right to appoint a person (who need not be a Beneficial Shareholder of the Corporation), other than the persons designated in the voting instruction form, to represent you at the Meeting. To exercise this right, you should insert the name of the desired representative in the blank space provided in the voting instruction form. The completed voting instruction form must then be returned to ADP by mail or facsimile or given to ADP by phone or over the internet, in accordance with ADP's instructions. ADP then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares to be represented at the Meeting. If you receive a voting instruction form from ADP, you cannot use it to vote Shares directly at the Meeting - the voting instruction form must be completed and returned to ADP, in accordance with its instructions, well in advance of the Meeting in order to have the Shares voted.

Although as a Beneficial Shareholder you may not be recognized directly at the Meeting for the purposes of voting Shares registered in the name of your broker, you, or a person designated by you, may attend at the Meeting as proxyholder for your broker and vote your Shares in that capacity. If you wish to attend at the Meeting and indirectly vote your Shares as proxyholder for your broker, or have a person designated by you do so, you should enter your own name, or the name of the person you wish to designate, in the blank space on the voting instruction form provided to you and return the same to your broker in accordance with the instructions provided by such broker, well in advance of the Meeting.

Alternatively, you can request in writing that your broker send you a legal proxy which would enable you, or a person designated by you, to attend at the Meeting and vote your Shares.

REVOCATION OF PROXIES

In addition to revocation in any other manner permitted by law, a registered shareholder who has given a proxy may revoke it by:

(a)
Executing a proxy bearing a later date or by executing a valid notice of revocation, either of the foregoing to be executed by the registered shareholder or the registered shareholder’s authorized attorney in writing, or, if the shareholder is a corporation, under its corporate seal by an officer or attorney duly authorized, and by delivering the proxy bearing a later date to Pacific Stock Transfer Company at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, the last business day that precedes any reconvening thereof, or to the chairman of the Meeting on the day of the Meeting or any reconvening thereof, or in any other manner provided by law, or

(b)	Personally attending the meeting and voting the registered shareholders’ shares.

Any written revocation of proxy or subsequent later-dated proxy should be delivered to our offices at 12880 Railway Avenue, Richmond, B.C. V7E 6G4, facsimile (604) 275-6301.

A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

Only registered shareholders have the right to revoke a Proxy. Non-Registered Holders who wish to change their vote must, at least seven days before the Meeting, arrange for their respective Intermediaries to revoke the Proxy on their behalf.

VOTING PROCEDURE

A quorum for the transaction of business at the Meeting is a majority of the of the outstanding shares of the Corporation entitled to vote at the Meeting or duly appointed proxies or representatives for absent shareholders so entitled. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Meeting. However, an abstention or broker non-vote will not have any effect on the outcome for the election of directors.

Shares for which proxies are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the fixing of the number of directors at two, “FOR” the election of each of the nominees to the board of directors named on the following page. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

VOTES REQUIRED FOR APPROVAL

In order for a proposal to be approved, the number of votes cast at the Annual and Special Meeting in favour of the proposal must be greater than the number of votes cast against the proposal.

At the close of business on the Record Date, there were 35,366,875 shares of Common Stock outstanding and entitled to vote. There are no separate voting groups or separate series of stock.

STOCKHOLDER PROPOSALS

No proposals have been received from any stockholder to be considered at the Annual Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

On May 20, 2005 (the “Record Date”) there were 35,366,875 shares of our common stock (the "Common Stock"), issued and outstanding, each share carrying the right to one vote. Only shareholders of record at the close of business on the Record Date will be entitled to vote in person or by proxy at the Meeting or any adjournment thereof.

To the knowledge of the Directors and executive officers of the Corporation, the beneficial owners or persons exercising control or powers of attorney over Corporation shares carrying more than 5% of the outstanding voting rights are:

Name and Address	Number of Shares (1) (2)	Approximate % of Total Issued
Brian C. Doutaz Richmond, B.C.	7,500,000 (1)	21.2%
Robert L. Pek	3,500,000	9.8
Shiraz Dhanani CDS & Co.	3,500,000	9.8

(1)	The above information was supplied to the Corporation by the shareholders.

(2)	The holdings represent registered and beneficial ownership.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting other than the election of directors and the appointment of auditors and as set out herein. For the purpose of this paragraph, “Person” shall include each person: (a) who has been a director, senior officer or insider of the Corporation at any time since the commencement of the Corporation’s last fiscal year; (b) who is a proposed nominee for election as a director of the Corporation; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

PROPOSAL 1

NUMBER OF DIRECTORS

The board of directors proposes to fix the number of Directors of the Corporation at two (2). Our articles permit the number of directors to be set by ordinary resolution of shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" SETTING THE NUMBER OF DIRECTORS AT TWO.

PROPOSAL 2

ELECTION OF DIRECTORS

The board of directors proposes that the following two nominees be elected as directors at the Meeting, each of whom will hold office until the expiration of their term or until his successor shall have been duly appointed or elected and qualified: Robert L. Pek and Shiraz Dhanani.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy to vote shares represented by properly executed proxies for the election of such nominees. Although the board of directors anticipates that the two nominees will be available to serve as directors of Paradigm, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the board of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

NOMINEES FOR THE BOARD OF DIRECTORS

Biographical information regarding the nominees for the Board of Directors is set out below:

Robert L. Pek, is a director who also serves as President, Secretary, Treasurer, Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial Officer). In

addition, since February, 2004 he has been the president and a director, since 2002, of Sun Energy Group Inc., a private Alberta based corporation pursuing oil and gas producing assets in Bolivia and the United Kingdom.

Mr. Pek is a graduate of the University of Saskatchewan where he studied Economics, Marketing and Management. Since 1999, Mr. Pek has been president and chief executive officer and a director of Qeva Group Inc., a corporation publicly traded on the Canadian Venture Exchange, which is the parent corporation for wholly owned subsidiary companies Qeva Velvet Products Corp. (sales of elk velvet antler as a Nutriceutical product); E & R Elk Consulting Co. Ltd. (management and development consulting); The Canadian Elk and Deer Farmer Ltd. (magazine publication), and Balzac Meats Inc. (a meat processing entity) all of which are involved in the sale of elk meat and products and related businesses.

Shiraz Dhanani, has been a director of Paradigm since February 15, 2005 and is a geoscientist with degrees in Geology and Geophysics and a post graduate Diploma in Development Economics. His background reflects wide ranging geophysical and project management skills acquired over 25 years of working for major oil and gas corporations on five continents. His past assignments have included work in the North Sea, Libya, South America and the Middle East. He is also the majority shareholder and managing director of G Space Ltd, a London (UK) based oil & gas consulting company which counts independent and major oil companies as its clients. In addition, he is a director of and the Chief Executive Officer, since 2002, of Sun Energy Group Inc., a private Alberta based corporation pursuing oil and gas producing assets in Bolivia and the United Kingdom.

Mr. Dhanani is a graduate of the University of Sussex (1975) and did his graduate work at the University of Bath (1978), both in the UK. He is a member of the Society of Exploration Geophysicists, American Association of Petroleum Geologists, Society of Petroleum Engineers, Petroleum Exploration Society of Great Britain and has published an assortment of technical papers. He speaks various languages including English, Swahili, Gujarati, Hindi and Spanish by virtue of having lived in several parts of the world.

The following table sets out the names of the nominees; their positions and offices in the Corporation; principal occupations; the period of time that they have been directors of the Corporation; and the number of shares of the Corporation which each beneficially owns or over which control or direction is exercised.

Name, Residence and Present Position with the Corporation	Director Since	# Shares Beneficially Owned, Directly or Indirectly, or Over Which Control or Direction is Exercised (3) (4)	Principal Occupation (1)
Robert L. Pek 75 Harvest Cres., Calgary, Alberta Pres., Sec’y, Treas. & Director	January 21, 2005	3,500,000	Businessman
Shiraz Dhanani 37 Lynwood Road London, England Director	February 15, 2005	3,500,000	Geoscientist

(1)	Unless otherwise stated above, any nominees named above not elected at the last annual general meeting have held the principal occupation or employment indicated for at least five years.

(2)	Member of Audit Committee.

(3)	Based upon information furnished to Paradigm by either the directors and executive officers or obtained from the stock transfer agent of Paradigm.

(4)
These amounts include beneficial ownership of securities not currently outstanding but which are reserved for immediate issuance on exercise of options. In particular, these amounts include, respectively for each director or officer, shares issuable upon exercise of options as follows: 500,000 shares issuable to Robert L. Pek at a price of $0.50 per share; 500,000 shares issuable to Shiraz Dhanani at a price of $0.50 per share.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS & MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Corporation’s Common Stock as of June 08, 2005 by:

(i)	each director of Paradigm;
(ii)	each of the Named Executive Officers of Paradigm;
(iii)	all directors and executive officers as a group; and
(iv)	each person, including any group, known by us to own more than 5% of our outstanding common stock.

Except as noted below, Paradigm believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership (1) (3)	Percent of Class (2)
Common Stock	Robert L. Pek 75 Harvest Cres., Calgary, Alberta	3,500,000	9.8%
Common Stock	Shiraz Dhanani 37 Lynwood Road London, England	3,500,000	9.8%
Common Stock	Brian C. Doutaz 12880 Railway Av., No. 35 Richmond, B.C.	7,500,000	21.2%

(1)	Based upon information furnished to Paradigm by the directors and executive officers.
(2)	Based upon a total of 35,366,875 shares of common stock issued and outstanding as at May 20, 2005, and includes in each case any stock underlying vested options granted to each person listed.
(3)	These amounts include beneficial ownership of securities not currently outstanding but which are reserved for immediate issuance on exercise of options. In particular, these amounts include, respectively for each director or officer, shares issuable upon exercise of options as follows: 500,000 shares issuable to Robert L. Pek at a price of $0.50 and 500,000 shares issuable at a price of $0.50 to Shiraz Dhanani.

Note that under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on the date of this Proxy Statement. As of May 20, 2005, the Corporation had 35,366,876 shares of common stock issued and outstanding

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Paradigm's directors, executive officers and persons who own more than 10% of a registered class of Paradigm’s securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Sense. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish Paradigm with copies of all Section 16(a) reports they file.

To Paradigm’s knowledge, based solely on a review of Forms 3 and 4, as amended, furnished to it during its most recent fiscal year, and Form 5, as amended, furnished to it with respect to such year, Paradigm believes that during the year ended December 31, 2004, its directors, executive officers and greater than 10% shareholders complied with all Section 16(a) filing requirements of the Securities Exchange Act of 1934.

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members and nominees of the board of directors and the Executive of Paradigm as of the Record Date:

Name	Age	Position(s)	Position Held Since
Robert L. Pek	40	Director, President, Secretary and Treasurer, Chief Operating Officer	January 21, 2005
Shiraz Dhanani	40	Director, Chief Executive Officer	February 15, 2005

All of the officers identified above serve at the discretion of the board of directors and have consented to act as directors of the Corporation.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the existing directors or executive officers of Paradigm.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the fiscal year ended December 31, 2004, the board of directors held one directors’ meeting. All other matters which required board approval were consented to in writing by all of the Corporation’s directors.

The board of directors has established an Audit Committee, a Corporate Governance Committee and a Compensation Committee. The board of directors has no standing nominating committee. Each of the Audit and Compensation Committees is responsible to the full board of directors. The functions performed by these committees are summarized below:

Audit Committee – The Audit Committee considers the selection and retention of independent auditors and reviews the scope and results of the audit. In addition, it reviews the adequacy of internal accounting, financial and operating controls and reviews Paradigm’s financial reporting compliance procedures. The members of the Audit Committee are Robert L. Pek, Shiraz Dhanani and Brian C. Doutaz. There is a written charter governing the Audit Committee which can be obtained on our Web site at http://www.paradigmoilandgas.com or by writing to Paradigm Oil And Gas, Inc., 12880 Railway Avenue, Unit 35, Richmond, B.C. V7E 6G4, Attention: Corporate Secretary.

In the course of its oversight of our financial reporting process, the directors have: (1) reviewed and discussed with management our audited financial statements for the year ended December 31, 2004; (2) received a report from Cordovano & Honeck, P.C., our former independent auditors, on the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees”; (3) received the written disclosures and the letter from the auditors required by Independence Standards Board Statement No. 1, “Independence Discussions with Audit Committee”; and (4) considered whether the provision of non-audit services by the auditors is compatible with maintaining their independence and has concluded that it is compatible at this time.

Based on the foregoing review and discussions, the board has concluded that the audited financial statements should be included in our Annual Report on Form 10-KSB for the year ended December 31, 2004 filed with the SEC.

Compensation Committee – The Compensation Committee reviews and approves the compensation of Paradigm’s officers, reviews and administers Paradigm’s stock option plans for employees and makes recommendations to the board of directors regarding such matters. The members of the Compensation Committee are Shiraz Dhanani and Brian C. Doutaz.

Corporate Governance Committee – The Corporate Governance Committee assists in advising on oversight of the Board of Directors’ governance procedures. The members of the Corporate Governance Committee are Robert L. Pek and Brian C. Doutaz.

Nominating Committee – The Nominating Committee has not been appointed. Nominations of directors are made by the board of directors. The Directors are of the view that the present management structure does not warrant the appointment of a Nominating Committee.

DIRECTORS COMPENSATION

There are no standard arrangements pursuant to which directors of Paradigm are compensated for services provided as a director or members of committees of the board of directors. The directors of Paradigm did not receive any compensation for the year ended December 31, 2004 for services provided as a director or member of a committee of the board of directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all compensation paid or earned for services rendered to the Corporation in all capacities during the fiscal years ended December 31, 2002, 2003 and 2004 by Paradigm’s president and chief executive officer (“CEO”) and each executive officer who earned over $100,000 in total salary and bonus during the three most recently completed financial years, for services rendered to the Corporation.

SUMMARY COMPENSATION TABLE
					Long Term Compensation
	Annual Compensation				Awards		Payouts
Name & Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options/ SARs (#)	LTIP Payouts	All Other Compensation
Brian C. Doutaz President	2002	0	0	0	0	Nil	Nil	Nil
Brian C. Doutaz President	2002	0	0	0	0	Nil	Nil	Nil
Brian C. Doutaz President	2004	0	0	0	0	Nil	Nil	Nil
Totals		0	0	0	0	Nil	Nil	Nil

(1) Mr. Doutaz was the founding director of the Corporation and was appointed President on July 15, 2002. He resigned as an officer and director of the Corporation on January 21, 2005.

OPTION/SAR GRANTS DURING MOST RECENTLY COMPLETED FISCAL YEAR

During the fiscal year ended December 31, 2004, the Corporation granted no incentive stock options and no SARs (stock appreciation rights) to the Named Executive Officers.

AGGREGATED OPTION/SAR EXERCISES DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR & FINANCIAL YEAR-END OPTION/SAR VALUES

No stock options were exercised by the Named Executive Officer during the Corporation’s fiscal year ended December 31, 2004.

OPTION AND SAR REPRICINGS

There was no repricing of options or SAR’s held by Named Executive Officers during the Corporation’s fiscal year ended December 31, 2004.

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

Robert L. Pek – President, Chief Operating Officer, Secretary Treasurer and Director

On January 21, 2005 the Corporation entered into a Management Services Agreement with Mr. Robert L. President of the Corporation whereby Mr. Pek will provide certain management services with respect to the financial planning and corporate affairs management of the Corporation in consideration of the sum of $2,500 per month based on five working days per month. The agreement shall be for an initial one-year period and shall be automatically extended annually for further one-year terms. The agreement can be renegotiated between both parties dependent upon the workload using the same formulation.

If Mr. Pek’s employment is terminated without cause by the Corporation, or upon four months notice, the Corporation will make a termination payment of ten thousand dollars ($10,000) during the initial one-year term, or a termination payment of fifteen thousand dollars ($15,000) during any subsequent one-year term.

COMPENSATION COMMITTEE

Composition of the Compensation Committee

The members of the Compensation Committee during the year ended December 31, 2004 were Brian C. Doutaz and James M. Hutchison. Mr. Doutaz was the first president of the Corporation and served until January 21, 2005. Mr. Hutchison served as secretary and treasurer from October 28, 2002 until January 21, 2005 at which time Mr. Robert L. Pek accepted all three positions.

Report on Executive Compensation

The Compensation Committee of the board of directors is responsible for reviewing and approving the remuneration of the senior management of the Corporation, including the President and chief executive officer. The guiding philosophy of the Compensation Committee in the determination of executive compensation is ensuring that the Corporation is able to attract the best possible candidates for management positions, given the high level of competition for competent management in the petroleum industry, and to align the interests of management with those of the Corporation’s shareholders.

The Corporation’s executive compensation policies are designed to recognize and reward individual contribution, performance and level of responsibility and ensure that the compensation levels remain competitive with other junior oil and gas corporations. The key components of total compensation are base salary and incentives.

The Compensation Committee uses industry compensation data as a basis for determining appropriate base salary ranges. Within these ranges, the base salaries are established to reflect the individual executive's proven and expected contribution and responsibility.

Stock options are granted to executive officers to align the financial interests of management with the interests of shareholders of the Corporation and to encourage executive officers to focus on strategies and results that enhance shareholder value in the longer term. The number of options to purchase Common Shares granted to each individual will depend largely on his level of responsibility and contribution to the Corporation’s performance.

The Compensation Committee considers, on an ongoing basis, the appropriateness and effectiveness of the Corporation’s executive compensation policies, given prevailing circumstances.

Submitted by the Chairman of the Compensation Committee at the end of the last completed fiscal year.

Brian C. Doutaz (Chairman)
James M. Hutchison

COMPENSATION OF DIRECTORS

The Corporation does not pay director’s fees. It is currently the policy of the Corporation to grant options to purchase Common Shares to its directors under the Corporation’s 2005 Stock Option Plan (the “Plan”). Generally, each director may be initially granted options to purchase an aggregate of an indeterminate number of Common Shares, commensurate with his involvement in the Corporation’s affairs and such additional number of Common Shares as may be appropriate in particular circumstances given other responsibilities assumed by the director in the Corporation’s affairs and contributions made by such director to the Corporation. Additional options are granted from time to time to the extent deemed appropriate.

The Plan provides for the issuance of options to purchase Common Shares to the directors, officers and employees of the Corporation and its subsidiaries. The Plan is administered by the Compensation Committee of the board of directors of the Corporation. The Plan provides that a maximum of 1,000,000 Common Shares will be reserved, set aside and made available for issuance pursuant to options granted from time to time under the Plan, provided that, under the terms of the Plan, no person is entitled to be granted options to purchase Common Shares constituting more than 10% of the number of outstanding Common Shares.

The Plan provides that the exercise price of each option granted shall not be less than the market or quotation price of the Common Shares on the NASD Over-The-Counter Bulletin Board on the trading day prior to the day on which the option is granted. The Plan provides that all options granted under such plan will expire not later than five years after the date of grant and, unless otherwise specifically determined at the time of the grant of any option, all options granted under the Plan expire 60 months after the date on which they are granted.

Options granted to employees of the Corporation and its subsidiaries under the Plan will vest, as to one-third of the number of Common Shares issuable upon the exercise of the options granted, on the date of grant and, as to an additional one-third of such number of Common Shares, on each of the next two anniversaries of such date. Options granted under the Plan to other persons vest immediately on the date of grant.

Options granted under the Plan are not transferable, other than by will or other testamentary instrument or the laws of succession. The Plan provides that where an optionee is dismissed, removed or otherwise ceases to be a director, officer or employee of the Corporation or its subsidiaries (other than for cause or as a result of his or her retirement or death), all unexercised options held by such person terminate on the earlier of 60 days after the optionee ceases to be a director, officer or employee of the Corporation or its subsidiaries or the normal expiry date of such unexercised options. Under the Plan, an optionee who retires at or after the age of 60 or after 20 years of employment by the Corporation or any of its subsidiaries may exercise vested options held by him or her at the date of retirement in accordance with the terms of such options as though the optionee had not retired. Options held by an optionee under the Plan at the time of his or her death will terminate on the earlier of one year after the date of death of the optionee or the normal expiry date of such options. In the event that an optionee is dismissed as a director, officer or employee of the Corporation or one of its subsidiaries for cause, all unexercised options held by such person immediately terminate.

No options to purchase Common Shares were granted to the directors of the Corporation for the Corporation’s financial year ended December 31, 2004.

There are no other arrangements under which directors of the Corporation were compensated by the Corporation during the year ended December 31, 2004 for their services in their capacity as directors and, without limiting the generality of the foregoing, no additional amounts are payable under any standard arrangements for committee participation or special assignments, except that the Articles of the Corporation provide that the directors are entitled to be paid reasonable traveling, hotel and other expenses incurred by them in the performance of their duties as directors. The Corporation also provides that if a director is called upon to perform any professional or other services for the Corporation that, in the opinion of the directors, is outside of the ordinary duties of a director, such director may be paid a remuneration to be fixed by the directors and such remuneration may be either in addition to or in substitution for any other remuneration that such director may be entitled to receive.

The aggregate direct remuneration paid or payable by the Corporation to the directors and senior officers of the Corporation during the financial year ended December 31, 2004 was $0 (nil). No other compensation was paid or given during the year for services rendered by the directors in such capacity, and no additional amounts were payable at year-end under any standard arrangements for committee participation or special assignments.

For the 2004 fiscal year, no options to purchase Common Shares were granted to the directors of the Corporation as a group.

REPORT OF CORPORATE GOVERNANCE

The Sarbanes Oxley Act of 2002 stipulates certain guidelines (the “Guidelines”) for listed companies regarding recommended corporate governance policies and practices. These Guidelines deal with the principal areas of responsibility of the board of directors and its committees and the composition of the board and these committees. This report reviews the Corporation’s corporate governance procedures and practices in comparison to the Guidelines.

Mandate and Responsibility of the Board

The board of directors of the Corporation is responsible for supervising management in carrying on the business and affairs of the Corporation. During the year ended December 31, 2004, the board held one meeting. Directors are required to exercise their powers with reasonable prudence in the best interests of the Corporation. As stipulated by the Act, the board has expressly confirmed its commitment to the principles set out in the Act and has accepted and confirmed its responsibility for overseeing management’s performance in the following particular areas:

  the strategic planning process of the Corporation;
  identification and management of the principal risks associated with the business of the Corporation;

  planning for succession of management;
  the Corporation’s policies regarding communications with its shareholders and others;
  the establishment by the Corporation of, and compliance with, appropriate environmental policies; and
  the integrity of the internal controls and management information system of the Corporation.

In carrying out its mandate, the board relies primarily on management to provide it with regular detailed reports on the operations of the Corporation and its financial position. The board reviews and assesses these reports and other information provided to it at meetings of the full board and its committees. The Corporation’s former president and chief executive officer, Brian C. Doutaz, was a member of the board, and the Corporation’s present president, Robert L. Pek, is a member of the board, giving the board direct access to information on his areas of responsibility. Other management personnel will attend board meetings on request to provide information and answer questions.

The reports and information provided to the board on a regular basis discuss the Corporation’s operations with respect to the exploration and development of the Bell mineral claims and the acquisition and exploration of the Corporation’s petroleum projects (Hillsprings, Todd Creek and Sawn Lake) and include such matters as the permitting process, property acquisitions, staff additions and changes, financing and investor relations activities, expenditures and results of operations and the procedures followed to monitor and manage the risks associated with the Corporation’s operations. At least semi-annually, management reports to the board on its strategic and business plan, performance relative to that plan and any changes in the plan. From time to time, members of the board may be involved with management in developing recommendations to the full board on particular issues such as acquisitions or financings. Certain areas of the board’s responsibility are delegated to regular or special committees of the board which report back to the full board on their considerations.

The Act recommends that a board of directors and the chief executive officer should develop position descriptions and that the board of directors should approve or develop the corporate objectives which the chief executive officer is responsible for meeting. The mandate of the board has been established as overseeing the conduct of the business of the Corporation and supervising management. In connection with the appointment of Robert L. Pek in January, 2005 as the president, the board confirmed the corporate objectives which the president is responsible for meeting.

The Act stipulates that a board of directors should have in place appropriate structures and procedures to ensure that it can function independently of management. The board considers that Mr. Pek’s occupation of the position of president is not of such a nature as would prevent the board from effectively functioning independently of management. The Board is prepared to meet without management present any time it is considered necessary or appropriate.

The Board of Directors has implemented a system which enables an individual director to engage an outside adviser at the expense of the corporation in appropriate circumstances. While the board has not formalized any such system, the members of the board are aware that they have the right to retain outside advisers, at the Corporation’s expense, when appropriate. A board of directors should examine its size with a view to its effectiveness. The board is satisfied that its current size is appropriate to effectively perform its duties.

Composition of the Board

The Act recommends that a board of directors should be constituted with a majority of individuals who qualify as “unrelated directors”. An unrelated director is defined as a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of the corporation, other than interests and relationships arising from shareholding. Based on this definition, the board has determined, that the board does not have a majority of unrelated directors, since both of the Corporation’s two directors do not qualify as unrelated directors. Both Messrs. Pek and Dhanani are related directors. The Board does not have a “significant shareholder”.

Committees of the Board

The Act recommends that the committees of a board of directors generally should be composed of outside directors, a majority of whom are unrelated directors. The board has had three standing committees: the Audit Committee, the Corporate Governance Committee and the Compensation Committee, each comprised of two related directors and no unrelated directors. The Audit Committee held no meetings during the year ended December 31, 2004. The Corporation does not have an Executive Committee.

The Act recommends that the audit committee of a board of directors should be composed only of outside directors. The Audit Committee reviews and recommends for approval by the board the Corporation’s annual and quarterly interim financial statements and all external financial reporting. It also reviews and follows up on major findings of financial audits to ensure the Corporation has an effective system of internal controls. The Audit Committee has direct access to the Corporation’s external auditors to discuss and review specific issues as appropriate.

The Act further recommends that a board of directors should review the compensation of directors. The Compensation Committee has responsibility for matters relating to executive and director compensation and planning for the succession of management of the Corporation.

The Act also recommends that a board of directors should appoint a nominating and corporate governance committee of directors composed predominately of outside directors to propose new nominees to the board of directors and assess directors on an ongoing basis. Although the Corporation does not have a nominating committee, the board is satisfied that in view of size and composition of the board, it is more efficient and cost effective for the full board to perform the duties of the nominating and governance committee. The board recruits new directors as needed from time to time. Any appointment of a new director requires board approval and is subject, ultimately, to approval by the shareholders of the Corporation at the next annual general meeting of shareholders of the Corporation.

It is also recommended that a board of directors should implement a process for assessing the effectiveness of the board as a whole, the committees of the board and the contribution of individual directors and provide an orientation and education program for new directors. The board as a whole is responsible for the orientation and education of new directors and the evaluation of the effectiveness of the board and its committees and the performance of directors. The board assesses and will make any changes necessary to improve board effectiveness and will consider and, if deemed advisable, establish a formal process of identifying, recruiting, appointing, reappointing and providing ongoing development for directors.

A board of directors should expressly assume responsibility for developing the corporation’s approach to governance issues. The board as a whole takes responsibility for developing the Corporation’s approach to corporate governance issues, including, among other things, the Corporation’s response to the Guidelines.

Decisions Requiring Approval of the Board

Although the board has delegated responsibility for the day to day management of the Corporation to the president and chief operating officer as well as the past president, there are certain significant decisions which require the prior approval of the board. These include decisions with respect to major capital expenditures, the appointment of and compensation for officers of the Corporation, the adoption and amendment of incentive plans, share issues and repurchases, financing arrangements and material acquisitions and divestitures. Significant disclosure documents are also subject to board review and approval.

Shareholder Feedback and Concerns

Under the direction of the president and chief executive officer, the Corporation’s investor relations program includes discussions with individual shareholders and other stakeholders.

Board’s Expectations of Management

The process of setting the board’s expectations of management begins with the development of a strategic plan for the Corporation. Once the strategic plan has been approved by the board, it is management’s responsibility to successfully implement the plan. Management reviews periodically with the board its progress to date on the implementation of the strategic plan. On an annual basis, management also prepares an operating and financial plan for the upcoming year against which short term performance is measured. Performance in relation to the annual plan and other short term objectives is reviewed with the board on a regular basis.

In the board’s opinion, the current corporate governance practices of the Corporation are adequate and appropriate for a Corporation at its stage of development and are consistent with both the spirit and intent of the Sarbanes-Oxley Act. The board will continue to review, and change where necessary, its approach to corporate governance. A copy of the Corporation’s Code of Business Conduct and Ethics is available on the Corporation’s Web site and a copy may be obtained by writing to Paradigm Oil And Gas, Inc., 12880 Railway Avenue, Unit 35, Richmond, B.C. V7E 6G4, Attention: Corporate Secretary and requesting that a copy be mailed to the shareholder.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with management and others

The following is in addition to disclosure contained elsewhere herein respecting transactions involving management.

On January 21, 2005 the Corporation entered into a Management Services Agreement with Mr. Robert L. President of the Corporation whereby Mr. Pek will provide certain management services with respect to the financial planning and corporate affairs management of the Corporation in consideration of the sum of $2,500 per month based on five working days per month. The agreement is for an initial one-year period and shall be automatically extended annually for further one-year terms. The agreement can be renegotiated between both parties dependent upon the workload using the same formulation.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Cordovano and Honeck, P.C. of Denver, Colorado, served as Paradigm’s independent auditors for the fiscal year ending December 31, 2004. With the change in the major business of the Corporation from mineral exploration to oil and gas exploration and development, Cordovano & Honeck advised the Board of Directors that it is not familiar with the intricacies of petroleum accounting and recommended a change of auditors for 2005. Based upon that recommendation, the Corporation has engaged Telford Sadovnick, P.L.L.C., of Bellingham, Washington, which has been appointed by the board of directors to carry out the responsibilities of being Paradigm’s independent auditor for our fiscal year ending December 31, 2005, and until the next annual general meeting of shareholders.

The fees for services provided by Cordovano & Honeck, P.C. to us in each of the fiscal years ended 2003 and 2004 were as follows:

	2003	2004
Fees	$	$
Audit Fees	5,950	4,740
Audit Related Fees	2,000	3,000
Tax Fees	0	0
All Other Fees	0	0

Although the appointment of Telford Sadovnick is not required to be submitted to a vote of the shareholders, the board of directors believes it appropriate as a matter of policy to request that the shareholders ratify the appointment of the independent public accountant for the fiscal year ending December 31, 2005. In the event a majority of the votes cast at the meeting are not voted in favour of ratification, the adverse vote will be considered as a direction to the board of directors of Paradigm to select other auditors for the fiscal year ending December 31, 2005.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF TELFORD SADOVNICK, P.L.L.C., AS PARADIGM'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

PROPOSAL 4

AMENDMENT TO BYLAW 1.05 - QUORUM

The Bylaws of the Corporation were adopted by the shareholders on July 28, 2002 when the Corporation was owned and controlled by one person. Since that time, the Corporation has gone on to sell shares, complete a registration statement with the S.E.C., to gain a quotation on the OTC-BB and to complete a private placement to ensure that shareholder value for all shareholders is improved which has resulted in a much broader distribution of the Corporation’s shares. The Board of Directors is concerned that in the future, the requirement that a quorum of a majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, at a meeting of shareholders could become onerous and result in the delay of meetings and a significant added expense to garner additional shares, provide notice of adjourned meetings and so on.

Given the broad shareholder distribution that currently exists and which will become more broad over time, the Board of Directors is recommending that the quorum for a meeting of shareholders be reduced to ten percent (10%) of the outstanding shares of the Corporation from the current majority of at least fifty percent plus one (50% +1).

If approved by a majority vote of the holders it is proposed that sentence one of Bylaw 1.05 be changed from “A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders” to read “one tenth (1/10th or 10%) of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders”.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPROVAL OF AMENDING SENTENCE ONE OF BYLAW 1.05 TO READ ONE TENTH (1/10TH OR 10%) OF THE OUTSTANDING SHARES OF THE CORPORATION ENTITLED TO VOTE, REPRESENTED IN PERSON OR BY PROXY, SHALL CONSTITUTE A QUORUM AT A MEETING OF SHAREHOLDERS”.

OTHER MATTERS

Paradigm knows of no other matters that are likely to be brought before the Meeting. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as proxies in the enclosed proxy or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

PROPOSALS OF SHAREHOLDERS

Meeting Materials sent to Beneficial Owners who have not waived the right to receive Meeting Materials are accompanied by a Voting Instruction Form (“VIF”). This form is instead of a proxy. By returning the VIF in accordance with the instructions noted on it, a Non-Registered Holder is able to instruct the Registered Shareholder how to vote on behalf of the Non-Registered Shareholder. VIF’s, whether provided by the Corporation or by an Intermediary, should be completed and returned in accordance with the specific instructions noted on the VIF.

In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the shares which they beneficially own. Non-Registered Holders receiving a VIF cannot use that form to vote common shares directly at the Meeting - Non-Registered Holders should carefully follow the instructions set out in the VIF including those regarding when and where the VIF is to be delivered. Should a Non-Registered Holder who receives a VIF wish to attend the Meeting or have someone else attend on his/her behalf, the Non-Registered holder may request a legal proxy as set forth in the VIF, which will grant the Non-Registered Holder or his/her nominee the right to attend and vote at the Meeting.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING (2006)

In accordance with the United States Securities and Exchange Commission Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and of the Nevada Business Corporations Act, stockholders who wish to present proposals for inclusion into proxy materials to be distributed in connection with our next annual meeting in 2006 must submit their proposals to our principal executive offices within a reasonable time before we begin to print and mail our proxy materials in connection with our next annual meeting.

Any stockholder who wishes to submit a proposal is encouraged to seek independent counsel about SEC requirements. We will not consider any proposals that do not meet the SEC requirements for submitting a proposal. Notices of intention to present proposals for our next annual meeting should be delivered to and must be received by the Secretary of Paradigm by January 31, 2006 at Paradigm Oil And Gas, Inc., 12880 Railway Avenue, Unit 35, Richmond, B.C. V7E 6G4, Attention: Corporate Secretary.

ANNUAL REPORT ON FORM 10-KSB

A COPY OF PARADIGM’S COMBINED ANNUAL REPORT TO SHAREHOLDERS AND ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2004 ACCOMPANIES THIS PROXY STATEMENT AND IS IN THE FORM ANNEXED TO THE PROXY STATEMENT AS APPENDIX “A”. AN ADDITIONAL COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL SHAREHOLDERS OR SHAREHOLDERS OF RECORD UPON REQUEST TO PARADIGM OIL AND GAS, INC. AT 12880 RAILWAY AVENUE, UNIT 35, RICHMOND, B.C. V7E 6G4.

Dated at Vancouver, British Columbia, this 10th day of June, 2005.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Robert L. Pek

President

Attachments:

1.	Letter to Shareholders

2.	Notice of Annual and Special General Meeting

3.	Proxy

4.	Form 10-KSB for the year ended December 31, 2004 including Audited Financial Statements

PARADIGM OIL AND GAS, INC.

June 10, 2005

To:     The Stockholders of Paradigm Oil and Gas, Inc.

You are cordially invited to attend an Annual and Special Meeting of the Stockholders of Paradigm Oil And Gas, Inc. (“Paradigm”), to be held at the Metropolitan Hotel, at 645 Howe Street, Vancouver, B.C. on Monday, July 18, 2005 at 10:00 a.m., Pacific Daylight Savings Time.

At this Annual and Special Meeting, you will be asked to consider and vote upon the approval of the following items:

1.	To receive the financial statements of the Corporation for its financial year ended December 31, 2004 together with the report of the independent auditors thereon;

2.	To fix the number of directors at two;

3.	To elect two directors to serve until the next Annual General Meeting of Shareholders or until their respective successors are elected or appointed;

4.	To ratify the appointment of Telford Sadovnick, P.L.L.C., as independent auditors of the Corporation for the financial year ended December 31, 2005;

5.
To approve an amendment to the Corporation’s Bylaws by changing the first sentence of Bylaw 1.05, Quorum and Adjourned Meetings, to read “10% of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders”; and

6.	To transact any other business which may properly come before the Meeting, or any adjournment or postponement thereof.

Paradigm is a publicly-listed corporation quoted on the NASD Over-The-Counter Bulleting Board (“OTC-BB”) under the symbol “POGI”.

Enclosed are a Notice of Annual and Special Meeting, a Proxy Statement, and a Proxy. Please give this information your careful attention. They provide a detailed description of the proposed transactions. Approval by a majority of the shares of Paradigm’s Common Stock entitled to vote at the Annual and Special Meeting is required for approval of the proposals. Your vote is important; no matter how large or small your share holding. In view of the importance of the actions to be taken, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the enclosed envelope, whether or not you plan to attend the Annual and Special Meeting. Sending in your proxy now will not interfere with your right to attend the Annual and Special Meeting or to vote your shares personally at the Annual and Special Meeting if you wish to do so.

Sincerely,

/s/    “Robert L. Pek”

Robert L. Pek, President

12880 Railway Avenue, Unit No. 35, Richmond, B.C. V7E 6G4 Canada
Toll Free: (888) 755-9766      Phone: (604) 644-5139      Fax: (604) 275-6301      e-mail: paradigmoil@gmail.com

PARADIGM OIL AND GAS, INC.

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF
PARADIGM OIL AND GAS, INC.

TO BE HELD ON JULY 18, 2005

June 10, 2005

To the Stockholders of Paradigm Oil And Gas, Inc.:

NOTICE IS HEREBY GIVEN that an Annual and Special Meeting of Stockholders of Paradigm Oil And Gas, Inc. (“Paradigm”), a Nevada corporation, will be held at the Metropolitan Hotel, at 645 Howe Street, Vancouver, B.C. on Monday, July 18, 2005 at 10:00 a.m., Pacific Daylight Savings Time, for the following purposes:

1.	To receive the financial statements of the Corporation for its financial year ended December 31, 2004 together with the report of the independent auditors thereon;

2.	To fix the number of directors at two;

3.	To elect two directors to serve until the next Annual General Meeting of Shareholders or until their respective successors are elected or appointed;

4.	To ratify the appointment of Telford Sadovnick, P.L.L.C., as independent auditors of the Corporation for the financial year ended December 31, 2005;

5.
To approve an amendment to the Corporation’s Bylaws by changing the first sentence of Bylaw 1.05, Quorum and Adjourned Meetings, to read “10% of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders”; and

6.	To transact any other business which may properly come before the Meeting, or any adjournment or postponement thereof.

Only stockholders of record at the close of business on June 08, 2005 are entitled to receive notice of and to vote at the Annual and Special Meeting or any adjournments thereof. Approval of the financial statements of the Corporation for its financial year ended December 31, 2004 together with the report of the independent auditors thereon, fixing the number of directors at two, electing two directors and the amendment to the Corporation’s Bylaws to change the first sentence of Bylaw 1.05, Quorum and Adjourned Meetings, to read “10% of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders” requires the affirmative vote of the holders of a majority of the shares of Paradigm’s Common Stock entitled to vote at the Annual and Special Meeting of Stockholders of Paradigm.

12880 Railway Avenue, Unit No. 35, Richmond, B.C. V7E 6G4 Canada
Toll Free: (888) 755-9766      Phone: (604) 644-5139      Fax: (604) 275-6301      e-mail: paradigmoil@gmail.com

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS	2.
OF PARADIGM OIL AND GAS, INC.
June 10, 2005

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE FINANCIAL STATEMENTS OF THE CORPORATION FOR ITS FINANCIAL YEAR ENDED DECEMBER 31, 2004 TOGETHER WITH THE REPORT OF THE INDEPENDENT AUDITORS THEREON, FIXING THE NUMBER OF DIRECTORS AT TWO, ELECTING TWO DIRECTORS AND THE AMENDMENT TO THE CORPORATION’S BYLAWS TO CHANGE THE FIRST SENTENCE OF BYLAW 1.05, QUORUM AND ADJOURNED MEETINGS, TO READ “10% OF THE OUTSTANDING SHARES OF THE CORPORATION ENTITLED TO VOTE, REPRESENTED IN PERSON OR BY PROXY, SHALL CONSTITUTE A QUORUM AT A MEETING OF SHAREHOLDERS”.

By Order of the Board of Directors of Paradigm Oil And Gas, Inc.

/s/ “Robert L. Pek”

Robert L. Pek, President

WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL AND SPECIAL MEETING IN PERSON. IF YOU DO ATTEND THE ANNUAL AND SPECIAL MEETING, YOU MAY THEN WITHDRAW YOUR PROXY IF YOU WISH. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

PARADIGM OIL AND GAS, INC.

PROXY

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
WEDNESDAY, JULY 18, 2005

THIS PROXY IS SOLICITED BY MANAGEMENT

The undersigned Shareholder(s) of Paradigm Oil And Gas, Inc. (the “Corporation”) hereby appoints ROBERT L. PEK, or SHIRAZ DHANANI or, _______________________________
as proxy of the undersigned to attend, vote and otherwise act for and in the name, place and stead of the undersigned in respect of all matters that may come before the Annual and Special Meeting of Shareholders of the Corporation to be held at the Metropolitan Hotel at 645 Howe Street, Vancouver, B.C., 845 Hornby Street, Vancouver, BC on Monday, July 18, 2005 at 10:00 a.m., Pacific Daylight Savings Time according to the number of votes and as fully as if personally present for the following purposes:

1. To receive the financial statements of the Corporation for its financial year ended December 31, 2004 together with the report of the independent auditors thereon.

2. To fix the number of directors at two;

☐ VOTE FOR	☐ VOTE AGAINST

3. To consider and vote upon a proposal to elect Robert L. Pek as a director of the Corporation;

☐ VOTE FOR	☐ VOTE AGAINST

4. To consider and vote upon a proposal to elect Shiraz Dhanani as a director of the Corporation;

☐ VOTE FOR	☐ VOTE AGAINST

5. To ratify the appointment of Telford Sadovnick, P.L.L.C., as independent auditors of the Corporation for the financial year ended December 31, 2005;

☐ VOTE FOR	☐ VOTE AGAINST

6. To consider and vote upon a proposal to amend the Corporation’s Bylaws by changing the first sentence of Bylaw 1.05, Quorum and Adjourned Meetings, from “A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders” to read “One tenth (1/10th or 10%) of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders”;

☐ VOTE FOR	☐ VOTE AGAINST

and with the discretionary authority to vote on any amendments or variations to matters identified in the Notice of Annual and Special Meeting or on any other matters that may properly come before the Annual and Special Meeting.

*YOU MAY EXERCISE YOUR RIGHT TO APPOINT A PERSON TO ATTEND AND ACT ON YOUR BEHALF AT THE ANNUAL AND SPECIAL MEETING, OTHER THAN THE NAMED PERSON DESIGNATED ABOVE, BY STRIKING OUT THE NAME OF THE PERSON DESIGNATED AND INSERTING IN THE BLANK SPACE PROVIDED FOR THE PURPOSE, THE NAME OF THE PERSON WHOM YOU WISH TO APPOINT OR BY COMPLETING AND DEPOSITING ANOTHER PROPER FORM OF PROXY.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR ITEMS 1 to 6 INCLUSIVELY.

DATE: _____________________________________

SIGNATURE(S): ______________________________

Please date this proxy and sign exactly as your name or names appear on your share(s). If more than one owner is registered as such, all must sign. This form of proxy must be signed by the Shareholder or his or her attorney authorized in writing or by an authorized officer or attorney in the case where the Shareholder is a corporation.

If an otherwise properly signed proxy is not dated, it will be deemed to bear the date on which it was mailed by the Corporation.

PARADIGM OIL AND GAS, INC.

PROXY

Notes:

1.
A Shareholder has the right to appoint a person to represent the Shareholder at the Annual and Special Meeting other than the management representative designated in this proxy. To exercise this right insert in the space provided the name of the other person the Shareholder wishes to appoint. Such person need not be a Shareholder.

2.
To be effective, Proxies must be signed, dated and returned to the Corporation’s stock transfer agent by mail, using the envelope provided, to Pacific Stock Transfer Company, P.O. Box 93385, 500 East Warm Springs Road, Suite 240, Las Vegas, Nevada 89119, fax number (702) 433-1979 or by hand delivery to Unit 35 – 12880 Railway Avenue, Richmond, B.C. V7E 6G4, or by facsimile to (604) 275-6301 no later than 5:00 p.m. (Vancouver time) on Friday, July 15, 2005, or with the Corporation’s special Counsel, Brian J. McDonald, by hand-delivery at the Meeting prior to the commencement of the Annual and Special Meeting.

3.
If the Shareholder is an individual, this proxy must be executed exactly as the shares are registered. If the Shareholder is a corporation, this proxy must be executed by a duly authorized officer or attorney of the Shareholder. Evidence of authority may be required. If the shares are registered in the name of a deceased or other Shareholder, the Shareholder’s name must be printed in the space provided, the proxy must be signed by the legal representative with his or her name printed below his or her signature and evidence of authority to sign on behalf of the Shareholder must be attached to this proxy.

4.
If a share is held by two or more persons, any one of them present or represented by proxy at the meeting may, in the absence of the other or others, vote in respect thereof, but if more than one of them is present or represented by proxy, they shall vote together in respect of the share so held.

5.
Please read the accompanying Proxy Statement and Information Circular for further information regarding completion and use of this proxy and other information pertaining to the Annual and Special Meeting.

6.	If this proxy is not dated in the space provided, it is deemed to bear the date on which the Company mails it to the Shareholder.

7.
This proxy confers discretionary authority on management representative designated herein. If no instruction has been given with respect to voting for or against, or withholding from voting on, the matters described above, such management representative will vote the shares represented by this proxy FOR such matters.

     Please sign the proxy and fax or mail. (Addressed Envelope Enclosed)
Facsimile Number: (604) 275-6301. See reverse for additional information.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 10-KSB
_________________________

(Mark One)
[ X ]     ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended DECEMBER 31, 2004

[ ]	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE EXCHANGE ACT
For the transition period from _____ to _______

Commission file number: 333-103780

PARADIGM OIL AND GAS, INC.
(Exact name of small business issuer in its charter)

Nevada	33-1037546
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

12880 Railway Avenue, Unit 35 Richmond, British Columbia	V7E 6G4
(Address of principal executive offices)	(Zip Code)

Issuer's telephone number: (604) 275-6519

Securities Registered Under Section 12(b) of the Exchange Act: None

Securities Registered Under Section 12(g) of the Exchange Act:
Common Stock, $0.001 par value
(Title of class)

Check whether the Issuer (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [ X ] No [ ]

Check if disclosure of delinquent filers in response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [ ]

Check if the registrant is an accelerated filer (as defined in Rule 12b-2 of the Act. Yes [  ] No [X]

Issuer's revenues for its most recent fiscal year: $0.

Page - 1

The aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was sold, or the average bid and asked price of such common equity, as of the last business day of the registrant's most recently completed fiscal quarter: 14,891,251 common shares at $0.50 (1) = $7,445,626. (1) last traded/closing price for the common equity at the closing of the market on December 31, 2004.

(APPLICABLE ONLY TO CORPORATE REGISTRANTS)

State the number of shares outstanding of each of the Issuer's classes of common stock, as of the latest practicable date. 35,366,876 common shares issued and outstanding as of March 15, 2005

DOCUMENTS INCORPORATED BY REFERENCE
None.

Transitional Small Business Disclosure Format (Check one): Yes [  ] No [ X ]

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PART I
Item 1. Description of Business.

Cautionary Statement Regarding Forward-Looking Statements

This annual report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. Some discussions in this report may contain forward-looking statements that involve risk and uncertainty. A number of important factors could cause our actual results to differ materially from those expressed in any forward-looking statements made by us in this report. Forward-looking statements are often identified by words like: "believe", "expect", "estimate", "anticipate", "intend", "project" and similar expressions or words which, by their nature, refer to future events.

In some cases, you can also identify forward-looking statements by terminology such as "may", "will", "should", "plans", "predicts", "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled "Risk Factors" on page 7, that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Our financial statements are stated in United States Dollars (US$) and are prepared in accordance with United States Generally Accepted Accounting Principles. References to CA$ refer to Canadian Dollars and references to common shares refer to common shares in our capital stock.

As used in this annual report, the terms "we", "us", "our", and "Paradigm" mean Paradigm Oil And Gas, Inc., and its predecessor corporation Paradigm Enterprises, Inc. unless otherwise indicated.

Paradigm is an exploration stage company. There is no assurance that commercially viable mineral deposits exist on the claim we have under option or that commercially viable petroleum reserves exist on the properties we have farmed into or have under option. Further exploration and/or drilling will be required before a final evaluation as to the economic and legal feasibility of our projects is determined.

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Glossary of Exploration Terms

The following terms, when used in this report, have the respective meanings specified below:

Mineral Exploration Terminology

Diamond drill
A type of rotary drill in which the cutting is done by abrasion rather than percussion. The cutting bit is set with diamonds and attached to the end of the long hollow rods through which water is pumped to the cutting face. The drill cuts a core of rock, which is recovered in long cylindrical sections an inch or more in diameter.

Exploration	The prospecting, trenching, mapping, sampling, geochemistry, geophysics, diamond drilling and other work involved in searching for mineral bodies.
Mineral	A naturally occurring inorganic element or compound having an orderly internal structure, characteristic chemical composition, crystal form & physical properties.
Mineralization	Rock containing an undetermined amount of minerals or metals.

Petroleum Exploration Terminology

AFE
Authority For Expenditure - Form used when wells are drilled by multiple parties to determine the good faith anticipated cost of the well and to specify each partners expected financial contribution to the drilling and completion.

APO
After payout - terms of revenue sharing under which the participants receive the proceeds of the well following the point where all costs have been reimbursed including acquisition, drilling and completion.

Back-in
The reversionary interest of a farmor, lessor or of an assignor of a lease whereunder the farmer, lessor or assignor is to become entitled to a specific share of the working interest when specified costs have been recovered from production.

BOE	Barrels of oil equivalent; converting volumes of natural as to oil equivalent volumes using a ratio of six Mcf of natural gas to one Bbl of oil.
BOPD	Barrels of oil per day
BPO
Before Payout - terms of revenue sharing under which the participants receive the proceeds of the well up to the point where all costs have been reimbursed including acquisition, drilling and completion.

Completion	The installation of permanent equipment for the production of oil or gas.
Development Well	A well drilled within the proved area of an oil or gas reservoir to the depth of a stratigraphic horizon known to be productive.
Drill Spacing Units (DSUs)
The area prescribed by applicable well spacing regulations for the granting for the granting of a permit for the drilling of a well; the area of land assigned in the granting of a well permit; the area in which it has been determined by regulation that one well can efficiently drain. The size of the DSU may vary from 10 acres in oil fields to 640 acres (section) in gas fields.

Page - 4

Dry Hole or Dry Well	A well found to be incapable of producing hydrocarbons in sufficient quantities such that proceeds from the sale f such production exceed production expenses and taxes.
Exploratory Well
A well drilled to find and produce oil or gas reserves not classified as proved, to find a new production reservoir in a field previously found to be productive of oil or gas in another reservoir or to extend a known reservoir.

Farm-In	See Farm-out (below)
Farm-Out
An agreement pursuant to which the owner of a working interest in an oil and gas lease assigns the working interest or a portion hereof to another party who desires to drill on the leased acreage. Generally, he assignee is required to drill one or more wells in order to earn its interest in the acreage. The assignor usually retains a royalty or reversionary interest in the lease. The interest received by an assignee is a "farm-in" and he assignor issues a "farm-out."

Infill Drilling	The drilling of an additional well or wells provided for by an existing spacing order to more adequately drain a reservoir.
Mcfg/D	Thousand cubic feet of gas per day - the standard unit for measuring the volume of natural gas from a well or line MMcf is one million cubic feet (also Mcf, Bcf (billion), Tcf (trillion)).
Operator	The individual or company responsible for the exploration, development and production of an oil or gas well or lease.
PSI	pounds per square inch - an indication of the degree of pressure.
Reserves	Refers to proved reserves only.
RoFeR	Right of First Refusal
Royalty
An interest in an oil and gas lease that gives the owner f the interest the right to receive a portion of the production from the leased acreage (or of the proceeds of the sale thereof), but generally does not require he owner to pay any portion of the costs of drilling or operating the wells on he leased acreage. Royalties may be either landowner's royalties, which are reserved by the owner of the leased acreage at the time the lease is granted, or overriding royalties, which are usually reserved by an owner of the leasehold in connection with a transfer to a subsequent owner.

Working Interest
An interest in an oil and gas lease that gives he owner of the interest the right to drill for and produce oil and gas on the eased acreage and requires the owner to pay a share of the costs of drilling and production operations. The share of production to which a working interest owner is entitled will always be smaller than the share of costs that the working interest owner is required to bear, with the balance of the production accruing to the owners of royalties.

Business Development During Last Three Years

Overview

We were incorporated as Paradigm Enterprises, Inc. in the state of Nevada on July 15, 2002. On February 07, 2005 we changed our name to Paradigm Oil And Gas, Inc. and effected a one to one point five forward split of our common stock. Since our incorporation, we have been in the business of the exploration and development of a mineral property approximately 1,236 acres in size in south-western, British Columbia. Our property is without known reserves and our program is exploratory in nature. To date we have not spent anything on research and development activities. On October 29, 2003 a crew went to the claim to commence phase I of the planned three phase exploration program. The crew completed their work on November 20, 2003 with samples being sent to a laboratory for geochemical analysis. A report on the phase I work program has been received and is discussed under "Results of Operations" on page 12.

Page - 5

On December 06, 2004, we entered into two participation proposals with Win Energy Corporation, an arms length Calgary, Alberta based private corporation and on January 25, 2005, based on the recommendation of the Board of Directors and the Board's Nominating and Corporate Governance Committee, we finalized the two agreements whereby we have acquired an interest in two oil and gas drilling projects in Alberta, Canada for the payment of a total of $506,014. Paradigm has paid the sum of two hundred seven thousand, three hundred eighty three dollars ($207,383) to Win to acquire a 5% working interest in the Hillsprings Property (10-34-5-29W4) and paid the sum of two hundred ninety eight thousand, six hundred thirty one dollars ($298,631) to Win to acquire a 5% working interest in the Todd Creek Property.

Subsequent to the end of the fiscal year, on February 15, 2005, Paradigm entered into a Farmout and Option Agreement with 1132559 Alberta Ltd., a private Alberta corporation whereby Paradigm will farm in to a 5% interest in a test well at Township 91, Range 13 W5M, SE Section 36, and a similar interest in an additional option well at Township 91, Range 12 W5M, NW Section 29 in the Sawn Lake, Alberta, oil and gas project. Paradigm will also have a right of first refusal to participate in each drilling spacing unit through a farm in on the lands held by Deep Well Oil and Gas in the Sawn Lake project in which 1132559 Alberta Ltd has an interest. The final terms of the option for the additional DSUs are yet to be agreed upon by the parties. Paradigm will earn 100% of the farmor's interest (an undivided 10% interest in the drilling spacing unit) before payout (BPO), reverting to 50% of the farmor's interest (an undivided 5% interest) after payout (APO). Paradigm will have earned a 5% interest in the remaining wells to be drilled in that drilling spacing unit. In order to earn its interest in the initial test well, total costs of the test well, estimated to be CA $216,489, up to the point of commercial oil sales are to be borne one hundred percent (100%) by Paradigm in order to earn its undivided interest. Total costs, estimated to be CA $216,489, of the option well up to the point of commercial oil sales are also to be borne one hundred percent (100%) by Paradigm in order to earn its undivided interest.

We have not been involved in any bankruptcy, receivership or similar proceeding nor has there been any material reclassification or merger, consolidation or purchase or sale of a significant amount of assets not in the ordinary course of business

Our Current Business

We were incorporated as Paradigm Enterprises, Inc. in the State of Nevada on July 15, 2002 and established a fiscal year end of December 31. On February 07, 2005, our name was changed to Paradigm Oil And Gas, Inc. and a forward split of the common stock was effected on a one and one-half new shares for one old share basis. We are a start-up, exploration stage company engaged in the search for oil and gas deposits and gold and related minerals; we have not yet generated or realized any revenues from our business operations. Our statutory registered agent's office is located at 251 Jeanell Drive, No. 3, Carson City, Nevada 89703 and our business office is located at 12880 Railway Avenue, Unit 35, Richmond, British Columbia, Canada V7E 6G4. The telephone number of our office is (604) 644-5139 while a direct line to our Chief Operating Officer is available at (403) 827-1208.

Our office facilities are currently provided to us by Brian Doutaz, one of our directors and our former President, without charge, but such arrangement may be cancelled at anytime without notice. As our business activities continue, we anticipate that we will be required to pay a pro rata share of the rent incurred for the facilities that we occupy. Specific direct expenses incurred such as telephone and secretarial services are charged back to Paradigm at cost on a quarterly basis.

Page - 6

MINERAL EXPLORATION

On October 30, 2003, Brian C. Doutaz, our then President and a member of the board of directors, acting as trustee on our behalf, optioned a mineral property containing one mining claim in British Columbia, Canada by entering into an Option To Purchase And Royalty Agreement and Amendment thereof dated October 17, 2004 with Kester E. Tomkies, the beneficial owner of the claim, a private arms-length British Columbia individual, to acquire the claim by making certain expenditures and carrying out certain exploration work on the claim. A Trust Agreement and Amendment thereof between Paradigm and Mr. Doutaz was established to avoid having to pay additional fees and establish a local subsidiary at this early stage of our corporate development.

Under the terms of the option agreement and the amendment thereof, Tomkies granted to Paradigm the sole and exclusive right and option to acquire an undivided 100 percent of the right, title and interest of Tomkies in the claim, subject to Tomkies receiving annual payments and a royalty, in accordance with the terms of the agreement, as follows:
•	Paradigm paid Tomkies $3,180, on the effective date of the agreement;
•	Paradigm incurred exploration expenditures on the claim of a minimum of $25,000 by May 31, 2005;
•	Paradigm must incur exploration expenditures on the claim of a further $53,000 for an aggregate minimum exploration expense of $78,000 by October 31, 2005; and
•	Paradigm must incur exploration expenditures on the claim of a further $75,000 for aggregate minimum exploration expenses of $153,500, by October 31, 2006; and
•	Upon exercise of the option, Paradigm is required to pay to Tomkies, commencing February 1, 2008, the sum of $35,000 per annum.

If the results of the any phase of exploration are unsuccessful, we will terminate the option agreement and will not be obligated to make the above or any subsequent payments.

The claim are held under a trust agreement and amendment thereof by Mr. Doutaz on behalf of Paradigm. The terms of the agreement are as follows:
•
the trustee is willing and legally capable of acting as a trustee for Paradigm to hold the mineral claim on behalf of Paradigm until such time as the initial three phase exploration program is completed and Paradigm is properly able to evaluate the merits of owning the claim in its own name or that of a subsidiary;

•	the agreement will terminate on:
(a) October 31, 2006, unless on or before that date, Paradigm terminates in writing the option agreement
(b) the date on which Paradigm incorporates a British Columbia subsidiary to hold Paradigm's interest in the claim and transfers such interest to the subsidiary.

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There are no penalties or conditions precedent if the trust agreement is terminated early.

To date we have not spent anything on research and development activities. On October 29, 2004 a crew went to the claim to commence phase I of the planned three phase exploration program. The crew completed their work on November 20, 2004 with samples being sent to a laboratory for geochemical analysis. A report on the phase I work program has been received and is discussed under the heading "Results of Operations" on page 12.

As of the date of this report no decision has been made as to when we will proceed with the planned phase II of the originally defined three-phase exploration program. We may seek an extension of the deadline for the commencement of the next phase of exploration in light of the need to concentrate funding for the coming year on our newly acquired oil and gas projects

PETROLEUM EXPLORATION

On December 06, 2004, we entered into two participation proposal agreements with Win Energy Corporation, an arms-length Calgary, Alberta based private corporation whereby the Corporation could acquire an interest in two oil and gas drilling projects in Alberta, Canada for the payment of a total of $506,014. On January 25, 2005, based on the recommendation of the Board of Directors and the Board's Nominating and Corporate Governance Committee, the Corporation concluded final payments and finalized the agreements.

HILLSPRINGS PROPERTY

Paradigm has paid the sum of two hundred seven thousand, three hundred eighty three dollars ($207,383) to Win to acquire a 5% working interest in one section (640 acres) in the Hillsprings Property (Township 10, Range 34, Section 29 W4), Alberta, Canada;

Paradigm shall also have the option exercisable to January 31, 2005 to acquire an additional 5% interest in a further 2¼ sections in the surrounding area by paying the sum of $207,383 to Win; Failure to exercise the option shall terminate the option to acquire the additional interest;

Paradigm shall have an option to acquire the interest exercisable on the following basis:

In the event Paradigm has elected to acquire the interest set forth above, Paradigm may elect to acquire a 10% working interest in the project by paying $207,383; or

In the event that Paradigm has elected not to acquire the additional 5% interest, Paradigm may elect to acquire a 5% interest in the project by paying to Win $103,691 and shall have until July 01, 2005 to exercise the above noted additional 5% option interest.

TODD CREEK PROPERTY

Paradigm has paid the sum of two hundred ninety eight thousand, six hundred thirty one dollars ($298,631) to Win to acquire a 5% working interest in 13.75 sections (8800 acres) in the Todd Creek Property, Alberta, Canada;

SAWN LAKE PROJECT

Subsequent to year end on February 15, 2005 Paradigm entered into a Farmout and Option Agreement with 1132559 Alberta Ltd., a private Alberta corporation whereby Paradigm will farm in to a 5% interest in a test well at Township 91, Range 13 Section 36 W5M SE , and a similar interest in an additional option well at Township 91, Range 12, Section 29 W5M NW in the Sawn Lake, Alberta oil and gas project. Paradigm will also have a right of first refusal to participate in each drilling spacing unit through a farm-in on the lands held by Deep Well Oil and Gas in the Sawn Lake project in which 1132559 Alberta Ltd has an interest. The final terms of the option for the additional DSUs are yet to be agreed upon by both parties.

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Paradigm will earn 100% of the farmor's interest (an undivided 10% interest in the drilling spacing unit) before payout (BPO), reverting to 50% of the farmor's interest (an undivided 5% interest) after payout (APO). Paradigm will have earned a 5% interest in the remaining wells to be drilled in that drilling spacing unit.

In order to earn its interest in the initial test well, total costs of the test well, estimated to be CA $216,489, up to the point of commercial oil sales are to be borne one hundred percent (100%) by Paradigm. Total costs, estimated to be CA $216,489, of the option well up to the point of commercial oil sales are also to be borne one hundred percent (100%) by Paradigm in order to earn its undivided interest. Payment of the full AFE amount is due upon invoicing of Paradigm by the operator (1132559 Alberta Ltd.) for each of the test and option wells.

Item 2. Description of Property

MINERAL PROPERTY

The Golden claim was originally staked in 2001 by Edward Skoda on behalf of Kester E. Tomkies who transferred the deed of ownership to Kester E. Tomkies in 2003. Tomkies holds the mining rights to the claim which thereby gives her or her designated agent, the rights to mine and recover all of the minerals contained within the surface boundaries of the lease continued vertically downward.

The names, tenure numbers, date of recording and expiration date of the claim is as follows:

Claim Name	Tenure Number	Recording Date	Expiry Date
Golden	392749	April 09, 2001	April 09, 2006

The claim was selected for acquisition due to its cost, previously recorded surrounding exploration, development and extraction work and because the claim is not located in an environmentally sensitive region. It is located approximately 35 kilometres northeast of the town of Bralorne and 40 kilometres northwest of Lillooet or 180 kilometres north of Vancouver in southwestern British Columbia in what is known as the Bridge River Camp. The legal corner post, LCP, is at 50° 56.865' North Latitude, 122° 34.183' West Longitude at an approximate elevation of 6600 feet.

A mapping program managed by the B.C. Department of Mines indicates that the ages of the rock formations are such that at the junctions of the various formations there are faults which are conducive to and likely provided the plumbing which allowed for the placement of the mineral bearing vein structures associated with gold values generally found in the area. The main faulted area was probably the heat source for the mineralizing fluids.

During our field examination, several areas sited within the Jim Creek basin that appeared to be anomalous, vegetation, burn patches or gossans,. This examination on its own is not indicative of a gold discovery. The examination and review of available literature provided historical reference points which, in total, indicate that there are valid reasons to further explore the claim. Although a limited program is proposed by Paradigm, the review of the claim and its history indicate that the right indicators exist for the potential of a commercially viable mining operation.

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Our Proposed Exploration Program - Plan of Operation - Mineral Property

We do not claim to have any ores or reserves whatsoever on our claim at this time.

To date we have completed the first phase of the planned three phase exploration program on the claim and have we spent $16,953 on mineral acquisition and exploration expenses but have spent nothing on research and development activities. On October 29, 2003 a crew went to the claim to commence phase I of the planned three phase exploration program. The crew completed their work on November 20, 2003 with samples being sent to a laboratory for geochemical analysis. A report on the phase I work program was been received and is discussed under the heading "Results of Operations" on page 12.

We engaged the services of Mr. R. T. Heard, P. Eng., author of the initial report, to perform the phase I work on the claim. Mr. Heard is a registered Professional Engineer in good standing in the Association of Professional Engineers and Geoscientists of British Columbia. He is a graduate of Haileybury School of Mines, (1958) and of the Montana College of Mineral Science and Technology, Butte, Montana. He holds a B. Sc. in Geological Engineering, (1971) and has practiced his profession as an Exploration Geologist for over 40 years and as a Professional Engineer for the past 28 years.

Phase II will not be carried out until the late Summer of 2005 at the earliest and will be contingent upon securing the funds required to complete the second phase of the exploration program. It will be directed towards trenching and diamond drilling. The second phase will be comprised of wages, fees and camp operations, trenching, diamond drilling, assays and related. A further three months may be required for analysis and the preparation of a report and evaluation on the work accomplished.

We plan for approximately 1,000 feet of diamond drilling in phase II which is an essential component of exploration and aids in the delineation and definition of any deposits. The geophysical work gives a general understanding of the location and extent of mineralization at depths that are unreachable by surface excavations and provides a target for more extensive trenching and core drilling.

The work is phased in such a manner as to allow decision points to ensure that future work has a value and will provide better or additional information as to the viability of the claim. By utilizing a multi-phase work program, at the end of each phase a decision can be made as to whether the phase has provided the necessary information to increase the viability of the project. If the information obtained as a result of any phase indicates that there is no increased probability of finding an economically viable deposit at the end of the project, a determination would be made that the work should cease at that point. This is a standard procedure in the industry prior to the commitment of additional funding to move a project forward to the next phase of exploration and/or development.

Mineral Exploration Employees

Initially, we are using the services of subcontractors for manual labour exploration work on our properties and Mr. R.T. Heard, P. Eng. to manage the exploration program as outlined in his report. Mr. Heard is not a consultant to Paradigm; rather he is the author of the report on the claim and the professional we retained in October, 2003 to lead a team onto the claims and complete phase I of the work program. We intend to hire geologists, engineers and excavation subcontractors on an as needed basis. We have not entered into negotiations or contracts with any of them.

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PETROLEUM PROPERTIES

Our initial petroleum project was acquired as a result of our perception of the continued demand for oil and gas on a world wide scale and the increase in the price of petroleum projects. In late 2004 the Board decided to review the feasibility of becoming involved in that sector and found available a number of reasonably low cost, low risk projects provided we could raise sufficient capital to participate in the projects.

HILLSPRINGS

On December 06, 2004, we entered into a participation proposal with Win Energy Corporation, an arms-length Calgary, Alberta based private corporation whereby we could acquire an interest in the Hillsprings oil and gas drilling project about 100 miles south of Calgary in the Alberta foothills for the payment of a total of $207,383 excluding drilling costs. On January 25, 2005, based on the recommendation of the Board of Directors and the Board's Nominating and Corporate Governance Committee, Paradigm concluded final payments and finalized the agreements. We have, therefore, acquired 5% interest in one section (640 acres) of land located at Section 34, Township 5, Range 29 W4M and an option to July 1, 2005 to acquire 5% interest in a further two and a quarter sections in the surrounding area for an additional payment of $103,691.00.

The operator, Talisman Energy, which is expected to drill a well before mid-year, has drilled several successful wells in the vicinity, and it is expected that the proposed well could exceed 600 barrels of oil equivalent per day. We will release additional technical information, drilling schedules and results as they become available.

TODD

On December 06, 2004, we entered into a second participation proposal with Win Energy whereby we could acquire an interest in the Todd oil and gas drilling project also about 100 miles south of Calgary in the foothills of the Rocky Mountains for the payment of a total of $298,631 excluding drilling costs. On January 25, 2005, based on the recommendation of the Board of Directors and the Board's Nominating and Corporate Governance Committee, Paradigm concluded final payments and finalized the agreements. Here we have acquired a 10% interest in 13.75 sections (8800 acres) of land located at Section 16, Township 9, Range 2 W5 and an option to December 31, 2006 to earn a 7.5% interest in an additional seven sections 4480 acres) in the surrounding area by contributing 10% of the drilling costs. Contributions to each well drilled will earn an interest in two sections of land.

A test well drilled in Section 16, Township 9, Range 2 W5 is included in the transaction, the results of which have not been released. Further details will be provided once the tight hole status has been lifted. The next proposed well will likely be drilled at location 13-28-9-2W5 with anticipated production from two reservoirs. Estimates indicate initial potential daily production could reach 400 barrels of oil equivalent per day. It is anticipated that it will require more than 20 such wells to fully exploit the reservoirs in the project area.

Producing wells in the area typically are of long life with minimal declines. The gas is sweet with minimal sulfur or CO2 and generally receives excellent prices. Existing wells on the Todd Creek prospect typically produce at depths between 1,600 and 1,900 meters.

Page - 11

The operator has obtained a license to build a gas plant in the project area, for up to 10,000 Mcf/day of gas which is anticipated to come on stream towards the end of 2005. This plant will be located close to the gas export line to the United States and will considerably facilitate access to this market.

SAWN LAKE

On February 18, 2005, we announced that based on a recommendation of the Board of Directors, Paradigm has farmed into the 10% interest in a major heavy oil project located the Sawn Lake area of the Peace River region of Central Alberta in a project owned by 1132559 Alta. Ltd. and operated by Deep Well Oil & Gas Inc. The general terms of the farm-in agreement is that Paradigm will pay 10% to earn the full 10% interest until payout, and will retain 5% interest after payout. Paradigm's participation in any subsequent wells in that Drilling Spacing Unit (DSU) will be at 5% to earn an equal 5% interest. The first well will be drilled on DSU located at Township 91, Range 13 W5M, SE Section 36. Paradigm has also negotiated participation in another well in DSU Township 91, Range 12 W5M, NW Section 29 under the same terms. Furthermore, Paradigm will have the option to participate in all future 1132559 Alta. Ltd.'s interests in Sawn Lake wells under terms to be negotiated.

The Sawn Lake project includes over 63 sections of land and is operated by Deep Well Oil & Gas Inc. who maintains an 80% operating interest in the project. An independent resource evaluation carried out by Ryder Scott Company estimates 820 million barrels of oil in place for the Sawn Lake Project. For reference, this report can be reviewed at the Deep Well Web site at www.deepwelloil.com.

This project has similar geological characteristics to the existing Seal Field project producing heavy oil from the same Bluesky reservoir formation. The primary production without any enhanced recovery is 2,500 barrels per day for the first nine months ended September 30, 2004. This number is provided with the consent and approval of BlackRock Ventures Inc. (Toronto Stock Exchange: BVI), as to their second quarter, 2004 financial statements which are available for review at www.sedar.com Average primary well productivity is 400-500 barrels per day.

Other operators targeting the deeper Slave Point Formation have previously drilled much of the land. Because of the earlier extensive exploration for deeper light oil, Sawn Lake project is able to benefit from data collected by others pertaining to the drilling of 67 wells that penetrated and partially delineated the Bluesky Formation heavy oil reservoir.

This acquisition is in line and consistent with Paradigm's investment strategy to acquire small interests in a variety of domestic and international upstream oil and gas projects to develop a high impact and diversified portfolio.

Background: Heavy Oil

Alberta has huge deposits of oil sands that underlie 140,800 square kilometers (54,363 square miles) of the province. These deposits are separated into three regions: Peace River, Athabasca (Fort McMurray area), and Cold Lake (north of Lloydminster).(1)

According to the Alberta Energy & Utilities Board statements in 2003, 829,000 barrels per day of bitumen production occurred in 2002. Of this total, over sixty percent was upgraded to produce 435,000 barrels per day of synthetic crude oil and distillates, and 305,000 barrels per day was sold as bitumen. Oil sands production currently represents 35% of Canada's total crude output. By 2005, marketable sales of synthetic crude oil and bitumen are expected to account for 50% of Canadian crude oil output and 10% of North America's output.

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More than half of Canada's total oil production is currently classified as heavy oil. Conventional oil production is projected to decline while heavy oil production is expected to more than double from the current level of over 1.0 million barrels per day within 10 years. Capital expenditures in Alberta's heavy oil industry are anticipated to exceed $60 billion in the period between 2003 and 2012.

Our Proposed Petroleum Exploration Program - Plan of Operation - Petroleum Properties

Hillsprings

The operator, Talisman Energy, which is expected to drill a well before mid-year, has drilled several successful wells in the vicinity, and it is expected that the proposed well could exceed 600 barrels of oil equivalent per day. We will release additional technical information, drilling schedules and results as they become available.

Todd

The operator, Talisman Energy, which is expected to drill a well before mid-year, has drilled several successful wells in the vicinity. We will release additional technical information, drilling schedules and results as they become available.

Sawn Lake

The initial development step is scheduled to commence during the second quarter of 2005. The early focus of the drilling program is to define the heavy oil reservoir one section at a time and attempt to initiate production from each drilled location as soon as practicable in order to generate an early positive cash flow.

Upon the successful testing of each drilled section, the operator will prepare and file applications with the Alberta Department of Energy for full-scale development. The section-by-section test period is to be followed by a comprehensive production-drilling program. Full production will be coordinated with the start-up of the field enhancement facility to minimize dependence upon trucking.

The most significant factor in the potential profitability of field enhancement will be the physical location of facilities. The Sawn Lake Heavy Oil Project is advantageously situated since the property is in very close proximity to both oil and gas pipelines. Furthermore, both of these existing pipelines have a significant excess capacity that may become available to the Corporation.

We do not claim to have any reserves whatsoever on our optioned / farm-in oil and gas properties at this time.

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Oil and Gas Employees

At present, we have no employees, other than Messrs. Pek and Dhanani, our officers and directors. Mr. Dhanani does not have an employment agreement with us. Mr. Pek, our Chief Executive Officer entered into a management services agreement with Paradigm on January 21, 2005 whereby he will provide certain management services with respect to the financial planning and corporate affairs management of the Corporation in consideration of the sum of $2,500 per month based on five working days per month. The agreement shall be for an initial one-year period and shall be automatically extended annually for further one-year terms. The agreement can be renegotiated between both parties dependent upon the workload using the same formulation. We presently do not have pension, health, annuity, insurance, stock options, profit sharing or similar benefit plans; however, we may adopt such plans in the future. There are presently no personal benefits available to any employees.

Mr. Robert L. Pek, our Chief Executive Officer is also, since 2002, the president and a director of Sun Energy Group Inc. which is a private Alberta based corporation pursuing oil and gas producing assets in Bolivia and the United Kingdom. Mr. Pek is a graduate of the University of Saskatchewan where he studied Economics, Marketing and Management. Since 1999, Mr. Pek has been president and chief executive officer and a director of Qeva Group Inc., a corporation publicly traded on the Canadian Venture Exchange, which is the parent corporation for wholly owned subsidiary companies Qeva Velvet Products Corp. (sales of elk velvet antler (eva) as a Nutriceutical product); E & R Elk Consulting Co. Ltd. (management and development consulting); The Canadian Elk and Deer Farmer Ltd. (magazine publication), Balzac Meats Inc. (a meat processing entity) all of which are involved in the sale of elk meat and products and related businesses.

Mr. Shiraz Dhanani is a geoscientist with wide ranging geophysical and project management skills acquired over 25 years of working for major oil and gas corporations on five continents. His past assignments have included work in the North Sea, Libya, South America and the Middle East. He is also the majority shareholder and managing director of G Space Ltd, a London (UK) based oil & gas consulting company which counts independent and major oil companies as clients. He is also, since 2002, the CEO of Sun Energy Group Inc. which is a private Alberta based corporation pursuing oil and gas producing assets in Bolivia and the United Kingdom. Mr. Dhanani is a graduate of the University of Sussex and did his graduate work at the University of Bath, both in the UK. He is a member of various professional bodies of geoscientist and petroleum engineers and has published an assortment of technical papers. He speaks various languages by virtue of having lived in several parts of the world.

Item 3. Legal Proceedings

We know of no material, active or pending legal proceedings against our company, nor are we involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which any of our directors, officers or affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

Item 4. Submissions of Matters to a Vote of Security Holders

Within the current fiscal year, no matters have been submitted to a vote of security holders.

Subsequent to year end, on January 17, 2005, five shareholders representing in excess of 51% of the issued and outstanding shares signed a consent resolution of the shareholders approving a recommendation by Paradigm's Board of Directors that the name of the Corporation be changed from Paradigm Enterprises, Inc. to Paradigm Oil And Gas, Inc. and to effect a forward split of the authorized capital on a 1.5 to 1 (one and one-half new shares for each old share) basis. The Board also approved the recommendations and the changes became effective on February 7, 2005.

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PART II

Item 5. Market for Common Equity and Related Stockholder Matters

Overview

The common shares of Paradigm Oil and Gas, Inc. are quoted on the NASD Over-The-Counter Bulletin Board under the symbol POGI. Shares of the corporation under its previous name became eligible for quotation on the OTC-BB on August 24, 2004 under the symbol PDME. On December 31, 2004, the last trade of the common shares took place at a price of $0.50 per share. On February 07, 2005, the symbol changed to POGI coincident with the change in name to Paradigm Oil And Gas, Inc. and a forward split of 1 to 1.5. At the close of business on March 15, 2005, the bid price for the common shares was $0.58 while the asking price was $0.60.

Our common shares are issued in registered form. Pacific Stock Transfer Company is the registrar and transfer agent for our common shares and is located at 500 East Warms Springs Road, Las Vegas, Nevada 89119 (Telephone: (702) 361-3033; Facsimile: (702) 433-1979).

On March 15, 2005, the shareholders' list of our common shares showed 48 registered shareholders holding 19,766,043 shares and various broker-dealers holding 3,811,875 shares in an indeterminate number of names. There were 23,577,918 shares outstanding. We have researched indirect holdings registered to the various depository institutions and stock brokerage firms, and estimate that there approximately 1100 additional beneficial shareholders beyond the 48 registered shareholders as of March 15, 2005.

We have not declared any dividends since incorporation and do not anticipate that we will do so in the foreseeable future. Although there are no restrictions that limit the ability to pay dividends on our common shares, our intention is to retain future earnings for use in our operations and the expansion of our business.

Equity Compensation Plan Information

Subsequent to the end of the fiscal year under review, on January 21, 2005, based upon a review by and recommendations of the Compensation Committee and the Nominating and Corporate Governance Committee, the Board of Directors established a stock option plan for officers, directors and employees of the Corporation to provide an incentive to the retention of directors, officers and employees as well as consultants the Corporation may wish to retain in the future. The 2005 Paradigm Enterprises, Inc. Stock Option Plan reserves the future issuance of up to 1,000,000 incentive stock options at prices to be determined by the Board of Directors and the Compensation and Nominating & Corporate Governance Committees.

No stock options have been issued and there are no outstanding stock options.

Recent Sales of Unregistered Securities

In connection with the early development of Paradigm, we issued a total of 23,577,918 shares of our common stock. We issued 5,000,000 shares to our founder and former president, Brian C. Doutaz under Section 4(2) of the Act in October, 2002 and we issued 5,200,000 shares to 11 individuals pursuant to Section 504D of the Securities Act of 1933, as amended in October, 2003. In addition, we issued 391,250 shares sold pursuant to a Regulation S-B registration statement to 56 individuals in March, 2004. On November 22, 2004 we issued 9,300,000 shares under an S-8 registration statement to two persons in the settlement of certain obligations of the Corporation. On February 02, 2005, the Board effected a forward 1 to 1.5 share forward split of our common stock. Finally, on February 28, 2005, we issued 5,530,000 shares pursuant to an offering under Rule 903 of Regulation S of the Act. None of the above are deemed to be accredited investors and each was in possession of all material information relating to Paradigm. Further, no commissions were paid to anyone in connection with the sale of the shares and no general solicitation was made to anyone.

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Changes in Securities

The Corporation had 19,891,251 shares of common stock issued and outstanding as of December 31, 2004. Of these shares, approximately 5,000,000 shares are held by an affiliate of the Corporation. A certain number of those shares can be resold in compliance with the limitations of Rule 144 as adopted by the Act.

In general, under Rule 144, a person who has beneficially owned shares privately acquired directly or indirectly from us or from one of our affiliates, for at least one year, or who is an affiliate, is entitled to sell, within any three-month period, a number of shares that do not exceed the greater of 1% of the then outstanding shares or the average weekly trading volume in our shares during the four calendar weeks immediately preceding such sale. Sales under Rule 144 are also subject to certain manner of sale provisions, notice requirements and the availability of current public information about us. A person who is not deemed to have been an affiliate at any time during the 90 days preceding the sale, and who has beneficially owned restricted shares for at least two years, is entitled to sell all such shares under Rule 144 without regard to the volume limits, current public information requirements, manner of sale provisions or notice requirements.

Item 6. Management's Discussion and Analysis or Plan of Operation

THE FOLLOWING ANALYSIS OF THE RESULTS OF OPERATIONS AND FINANCIAL CONDITION OF THE COMPANY FOR THE PERIOD ENDING DECEMBER 31, 2004 SHOULD BE READ IN CONJUNCTION WITH THE COMPANY'S FINANCIAL STATEMENTS, INCLUDING THE NOTES THERETO CONTAINED ELSEWHERE IN THIS FORM 10-KSB

Our consolidated financial statements are stated in United States Dollars and are prepared in accordance with United States Generally Accepted Accounting Principles.

Overview

We were incorporated as Paradigm Enterprises, Inc. in the state of Nevada on July 15, 2002. On February 07, 2005, our name was changed to Paradigm Oil And Gas, Inc. and a forward split of our common stock was effected on a 1 old to 1.5 new share basis. Since our incorporation, we have been in the business of the exploration and development of mineral properties. Our optioned mining property consists of one mineral claim covering an area of approximately 1,236 acres. To the date of this report, we have spent approximately $0 on research and development and have spent $__,___ on exploration of the claim. On December 06, 2004, we added to our business model by acquiring an option to participate in the drilling of a number of oil and gas wells in Alberta, Canada.

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Results of Operations

Paradigm was incorporated on July 15, 2002. Comparative periods for the years ended December 31, 2004, December 31, 2003 and July 15, 2002 (Inception) through December 31, 2004 are presented in the following discussion.

Since our inception we have used our common stock to raise money for our optioned mineral acquisition, deposit on two petroleum projects, for corporate expenses, expenses incurred in the phase I mineral exploration program and to repay outstanding indebtedness. Net cash provided by financing activities from inception on July 15, 2002 to December 31, 2004 as $___,___ as a result of proceeds received from sales of our common stock.

We have not generated any revenues from any of our operations for the year ended December 31, 2004 or for any prior period.

REVENUES

REVENUE: Gross revenue for the year ended December 31, 2004 remained at $___ compared to the year ended December 31, 2003 of $0 consisting solely of interest earned on bank deposits. To date, we have not generated any revenues from our mineral exploration business nor from our petroleum exploration activities.

COMMON SHARES: Since inception, we have used our common stock to raise money for our optioned acquisition and farmin projects, for corporate expenses and to repay outstanding indebtedness. Net cash provided by financing activities in the most recent fiscal year ended December 31, 2004 was $78,250 and a further deemed amount of $46, 500 as a result of issuing shares to settle certain financial obligations previously incurred. In the similar period ended December 31, 2003, $0 cash was provided by financing activities. From inception on July 15, 2002 to December 31, 2004 $___,___ net cash was provided as a result of proceeds received from sales of our common stock. At the end of the current year, the books of the Corporation indicate a receivable of $829,5000 as the result of the closure of a private placement for which the proceeds had not been received by that date but which were subsequently deposited to our bank account, such funds being used for the acquisition of the Todd and Hillsprings projects and general corporate purposes.

On November 09, 2004 we issued 9,300,000 shares at a deemed price of $0.005 per share under an S-8 registration statement to two individuals in the settlement of certain financial obligations.

On December 31, 2004, we closed a private placement of 5,530,000 (post forward split shares) shares at a price of $0.15 per share for gross proceeds of $829,5000 under Rule 903 of Regulation S. However, the shares were not issued until February 28, 2005. The shares bear a legend restricting their sale or transfer.

No other shares or warrants or options were issued in the most recent fiscal year.

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EXPENSES

SUMMARY - During the year ended December 31, 2004, Paradigm incurred operating expenses of $__,___ as compared to $26,692 for the similar period last year and a total of $__,___ for the period from inception on July 15, 2002 to December 31, 2004. The increase in the current year's spending can be attributed to the Corporation moving forward with its business plan following the successful conclusion of its SB-2 prospectus financing and carrying out the first phase exploration program on its mineral property as well as seeking out projects of merit in the petroleum exploration field. The costs incurred can be further subdivided into the following categories.

RESEARCH AND DEVELOPMENT: Paradigm did not incur any expenses for research and development either during the years ended December 31, 2004, December 31, 2003 or since inception on July 15, 2002.

CONTRIBUTED EXPENSES: $_,___ in contributed expenses (for contributed rent and administrative costs) were incurred for the year ended December 31, 2004 while $1,400 was incurred in the year ended December 31, 2003. For the period July 15, 2002 (inception) through December 31, 2004, a total of $_,___ in contributed expenses has been reflected in the financial statements. All contributed expenses are reported as contributed costs with a corresponding credit to additional paid-in capital. These costs remain relatively constant from quarter to quarter and year to year.

MINERAL ACQUISITION COSTS: No such costs were incurred in the year ended December 31, 2004 nor in the year ended December 31, 2003. For the period July 15, 2002 (inception) through December 31, 2004, $3,180 was recorded in acquiring our optioned mineral claim.

PETROLEUM PROJECT ACQUISITION COSTS: As a result of the continued demand for oil and gas on a world wide scale and the increase in the price of petroleum projects, in 2004 the Board decided to review the feasibility of becoming involved in that sector. Paradigm spent $50,000 in costs to secure a participation right to two prospective petroleum projects in the year ended December 31, 2004. No such costs were incurred in the year ended December 31, 2003. For the period July 15, 2002 (inception) through December 31, 2004, $50,000 was recorded in acquiring interests in two oil and gas projects.

PROFESSIONAL FEES: Paradigm incurred $__,___ in professional fees for the fiscal year ended on December 31, 2004 as compared to $21,259 for the previous fiscal year. Increased costs were incurred in the past year as the result of the completion of the filing of an SB-2 registration statement and the attendant legal, accounting and filing expenses as well as the formal commencement of our operational business plan, the phase I exploration work on our mineral claim and our entry into the petroleum exploration industry. From inception to December 31, 2004, we have incurred $__,___ in professional fees mainly spent on legal and accounting matters.

COMPENSATION: No compensation costs were incurred for the fiscal year ended on December 31, 2004 but a total of $2,300 was incurred in the previous fiscal year which ended on December 31, 2003. From inception to December 31, 2004 a total of $2,300 has been charged to the compensation account.

OFFICE EXPENSES: $_,___ in office costs were incurred in the past year which ended on December 31, 2004. By comparison, $2,432 was incurred for previous fiscal year ended December 31, 2003. For the period July 15, 2002 (inception) through December 31, 2004 a total of $__,___ has been spent on office related expenses. Office costs increased in the most recent year as the result of our commencement of full time business operations.

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OTHER COSTS: $__,___ in other costs were incurred in fiscal year under review while $1,601 was incurred for the year ended December 31, 2003. For the period July 15, 2002 (inception) through December 31, 2004, Paradigm has spent a total of $_,___ on other or miscellaneous expenses.

NET CASH USED IN OPERATING ACTIVITIES: For the year ended December 31, 2004, $__,___ in net cash was used as compared to $22,342 having been used in the period ended December 31, 2003. A total of $__,___ in net cash has been used for the period from Inception on July 15, 2002 to December 31, 2004. Again the amounts have risen significantly in the most recent year as the result of our commencing full operations and moving ahead with our business plan, completing the first phase work program on the mineral claims and our entry into the petroleum industry.

INTEREST INCOME / EXPENSES: Paradigm has neither received nor paid interest since its inception on July 15, 2002.

INCOME TAX PROVISION: As a result of operating losses, there has been no provision for the payment of income taxes to date in 2004 or from the date of inception.

During the last quarter of the fiscal year under review, Paradigm issued 9,300,000 shares at a deemed price of $0.005 per share under an S-8 registration statement to two individuals in the settlement of certain previously incurred financial obligations (November 09, 2004) of $46,500. Then, on December 31, 2004, we closed a private placement of 5,530,000 (post forward split shares) shares at a price of $0.15 per share for gross proceeds of $829,5000 under Rule 903 of Regulation S. However, the shares were not issued until February 28, 2005 following receipt of the funds and a final closing. The shares bear a legend restricting their sale or transfer.

At the end of the fiscal year under review, December 31, 2004, Paradigm had 19,891,251 common shares issued and outstanding. As of the date of this report that number has increased to 35,366,866 as a result of the forward split on February 07, 2005 and the issuance of 5,530,000 shares under the private placement noted above.

Paradigm continues to carefully control its expenses and overall costs as it moves forward with the development of its business plan. Paradigm has one employee, Mr. Robert L. Pek with whom we have a management services agreement to provide certain management services with respect to the financial planning and corporate affairs management and otherwise engages personnel through outside consulting contracts or agreements or other such arrangements, including for legal, accounting and technical consultants.

MINERAL EXPLORATION RESULTS OF OPERATIONS: In July, 2004, we received a report from R.T. Heard outlining the results of the phase I exploration program which was carried out in late 2003. The program established a grid across the property and completed general prospecting and geological mapping of the claim. The grid was set with crosslines set up every 100 metres and intersecting crosslines marked at each 25 metre point. The intersecting crosslines established by the grid become base reference points at which rock and soil samples were taken with each of the samples subsequently sent to a lab to be analyzed for specific minerals and to have their geological characteristics identified and recorded. The entire property was also searched for outcroppings, trenches or areas that could indicate further exploration is warranted in a later phase. During our field examination, several areas sited within the Jim Creek basin appeared to be anomalous. This examination on its own is not indicative of a gold discovery. The examination and review of available literature provided historical reference points which, in total, indicate that there are valid reasons to further explore the claim. The review of the claim and its history indicate that the right indicators exist for the potential of a commercially viable mining operation. Mr. Heard concluded that additional claims should be staked in the surrounding area immediately adjacent to the claim and that we should proceed to phase II of the earlier recommended exploration program.

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Risks

MINERAL EXPLORATION RISKS

At present we do not know whether or not the claims contain commercially exploitable reserves of gold or any other valuable mineral. Additionally, the proposed expenditures to be made by us in the exploration of the claims may not result in the discovery of commercial quantities of ore. Problems such as unusual or unexpected formations and other unanticipated conditions are involved in mineral exploration and often result in unsuccessful exploration efforts. In such a case, we would be unable to complete our business plan.

We had sufficient financial resources to complete the first phase of our proposed exploration plan. However, in order to complete future phases of our proposed exploration program we will need to raise additional funding. Even with the first phase of our exploration program being deemed to be successful there is no guarantee that we will be able to raise any additional capital in order to finance the second or third phases. Should we be unable to raise additional funding to complete the second and third phases of our exploration plan, we would have to cease mineral exploration operations.

Finally, even if our exploration program is successful we may not be able to obtain commercial production. If our exploration program is successful and commercial quantities of ore are discovered we will require a significant amount of additional funds to place the claims into commercial production. Should we be unable to raise additional funds to put the claims into production we would be unable to see the claims evolve into an operating mine and would have to cease business operations.

PETROLEUM EXPLORATION RISKS

Drilling activities are subject to many risks, including the risk that no commercially productive oil or gas reservoirs will be encountered. There can be no assurance that new wells drilled by us will be productive or that we will recover all or any portion of our investment. Drilling for oil and gas may involve unprofitable efforts, not only from dry wells, but also from wells that are productive but do not produce sufficient net revenues to return a profit after drilling, operating and other costs. The cost of drilling, completing and operating wells is often uncertain. Our drilling operations may be curtailed, delayed or canceled as a result of a variety of factors, many of which are beyond our control, including economic conditions, mechanical problems, pressure or irregularities in formations, title problems, weather conditions, compliance with governmental requirements and shortages in or delays in the delivery of equipment and services. Such equipment shortages and delays sometimes involve drilling rigs where inclement weather prohibits the movement of land rigs causing a high demand for rigs by a large number of companies during a relatively short period of time. Our future drilling activities may not be successful. Lack of drilling success could have a material adverse effect on our financial condition and results of operations.

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Our operations are also subject to all the hazards and risks normally incident to the development, exploitation, production and transportation of, and the exploration for, oil and gas, including unusual or unexpected geologic formations, pressures, down hole fires, mechanical failures, blowouts, explosions, uncontrollable flows of oil, gas or well fluids and pollution and other environmental risks. These hazards could result in substantial losses to us due to injury and loss of life, severe damage to and destruction of property and equipment, pollution and other environmental damage and suspension of operations. We participate in insurance coverage maintained by the operator of its wells, although there can be no assurances that such coverage will be sufficient to prevent a material adverse effect to us in such events.

From our inception through December, 2004, we were engaged principally in non-operating activities in the mineral exploration field. While our new management has extensive experience in oil and gas exploration and operating activities, we have had very limited experience in these operations. Our business is highly capital-intensive requiring continuous development and acquisition of oil and gas reserves. In addition, capital is required to operate and expand our oil and gas field operations and purchase equipment. At December 31, 2004, we had working capital of $___,___. As a result of our determination to operate in the future, our working capital requirements may be expected to increase significantly over prior periods. We anticipate that we will be able to meet our cash requirements for the next 12 months. However, if such plans or assumptions change or prove to be inaccurate, we could be required to seek additional financing sooner than currently anticipated.

We have no commitments to obtain any additional debt or equity financing and there can be no assurance that additional funds will be available, when required, on terms favorable to us. Any future issuances of equity securities would likely result in dilution to our then existing shareholders while the incurring of additional indebtedness would result in increased interest expense and debt service changes. See "Management's Discussion and Analysis or Plan of Operations."

We intend to increase our development and, to a lesser extent, exploration activities. Exploration drilling and, to a lesser extent, development drilling of oil and gas reserves involve a high degree of risk that no commercial production will be obtained and/or that production will be insufficient to recover drilling and completion costs. The cost of drilling, completing and operating wells is often uncertain. Our drilling operations may be curtailed, delayed or canceled as a result of numerous factors, including title problems, weather conditions, compliance with governmental requirements and shortages or delays in the delivery of equipment. Furthermore, completion of a well does not assure a profit on the investment or a recovery of drilling, completion and operating costs.

Our contract land professionals have reviewed title records or other title review materials relating to substantially all of our farmin properties. The title investigation performed by us prior to acquiring an interest on these undeveloped farmin properties is thorough, but less rigorous than that conducted prior to drilling, consistent with industry standards. We believe we have satisfactory title to all our farmin properties in accordance with standards generally accepted in the oil and gas industry. Our properties are subject to customary royalty interests, liens incident to operating agreements, liens for current taxes and other burdens, which we believe do not materially interfere with the use of or affect the value of such properties. The remaining net acreage was held by lease rentals and similar provisions and requires production in paying quantities prior to expiration of various time periods to avoid lease termination.

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We expect to make acquisitions of oil and gas properties from time to time subject to available resources. In making an acquisition, we generally focus most of our title and valuation efforts on the more significant properties. It is generally not feasible for us to review in-depth every property we purchase and all records with respect to such properties. However, even an in-depth review of properties and records may not necessarily reveal existing or potential problems, nor will it permit us to become familiar enough with the properties to assess fully their deficiencies and capabilities. Evaluation of future recoverable reserves of oil and gas, which is an integral part of the property selection process, is a process that depends upon evaluation of existing geological, engineering and production data, some or all of which may prove to be unreliable or not indicative of future performance. To the extent the farmor or operator does not operate the properties, obtaining access to properties and records may be more difficult. Even when problems are identified, the farmor or operator may not be willing or financially able to give contractual protection against such problems, and we may decide to assume environmental and other liabilities in connection with acquired properties.

Use of Proceeds

Net cash provided by financing activities from inception on July 15, 2002 to December 31, 2004 was $___,___ as a result of proceeds received from sales of our common stock. During that same period, the following table indicates how the use of those proceeds have been spent to date:

Professional Fees	__,___
Mineral Interest Acquisition Costs	_,___
Mineral Interest Exploration Costs
Petroleum Project Acquisition Costs
Office Expenses	_,___
Miscellaneous Expenses	_,___
Total Use of Proceeds to December 31, 2004	$__,___

Plan of Operation

During the most recently completed fiscal year, Paradigm completed the offering phase of a prospectus filed with the SEC and effective as of November 10, 2004 in which we raised a total of $78,250 through the sale of 391,250 shares of $0.001 par value common stock at a price of $0.20 per share. When the registration statement became effective, Paradigm became a reporting issuer under the Exchange Act and is subject the reporting requirements of the Exchange Act.

We believe we can satisfy our cash requirements through the fiscal year end of December 31, 2005, through completion of the offering of the prospectus which generated a total of $78,250 net of offering costs and the private placement that was completed with the receipt of funds in February, 2005.

For the current fiscal year we will concentrate our efforts on our new projects in the petroleum sector. No decision has been made as to the disposition our mineral claim or when we will undertake to complete phase two of the exploration program.

Firm dates have not been forwarded as to when drilling is to commence on any of the oil and gas projects.

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Following industry trends and demands, we are also considering the acquisition of other resource properties. In either situation, a new public offering might be needed.

We do not expect any changes or more hiring of employees since contracts will be given to consultants and sub-contractor specialists in specific fields of expertise for the exploration work.

Liquidity and Capital Resources

As of end of the fiscal year on December 31, 2004, we have yet to generate any revenues from our business operations.

Since inception, we have used our common stock to raise money for our optioned mineral and petroleum acquisitions, for corporate expenses and to repay outstanding indebtedness. Net cash provided by financing activities for the fiscal year ended December 31, 2004 was $___,___. By comparison for the similar period last year, we had raised $31,000 as the result of proceeds from the sale of common shares. From inception on July 15, 2002 to December 31, 2004 we have been successful in raising $___,___ as a result of proceeds received from sales of our common stock. In addition, a further $829,000 was received subsequent to year end on the sale of shares pursuant to a private placement of Paradigm's common stock under Rule 903 of regulation S. 5,000,000 shares of common stock through a Section 4(2) offering in July, 2003 for cash consideration of $3,500 and the settlement of an invoice for organizational expenses and services rendered in the amount of $1,500. We issued 5,000,000 shares of common stock through a Rule 504D offering in October and November, 2003 for cash consideration of $26,000. In March, 2004 we issued 391,250 shares through our SB-2 registration statement for gross proceeds of $78,250. During November, 2004 we concluded an S-8 registration statement whereby 9,300,000 shares were issued in lieu of the payment of $46,500 to settle outstanding debts. Subsequent to year end, we received $829,500 and issued 5,530,000 shares through a Regulation S private placement.

As of December 31, 2004, our total assets which consist of cash amounted to $__,___ and our total liabilities were $_,___. Working capital stood at $__,___.

For the year ended December 31, 2004, our net loss was $__,___ ($0.00__ per share). The loss per share was based on a weighted average of __,___,___ common shares outstanding. For the previous fiscal year the comparative numbers were a net loss of $26,692 and a loss per share of $0.0026 per share based on a weighted average of 10,200,000 shares outstanding. Since inception on July 15, 2002 to December 31, 2003 we have incurred a net loss of $__,___ and a loss per share of $0.00__ based on a weighted average of __,___,___ common shares outstanding.

Future Operations

Presently, our revenues are not sufficient to meet operating and capital expenses. We have incurred operating losses since inception, and this is likely to continue through fiscal 2004. Management projects that we may require an additional $600,000 to $1,000,000 to fund our ongoing operating expenses and working capital requirements for the next twelve months, broken down as follows:

Operating expenses	$ 75,000
Hillsprings & Todd drilling costs	388,221
Sawn Lake drilling costs	165,000
Additional acquisitions	200,000
Phase II mineral exploration program	55,000
Working Capital	116,779
Total	$1,000,000

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As at December 31, 2004, we had a working capital deficit of $__,___. At the end of January, 2005, we completed a Regulation S offering whereby Paradigm raised a total of $829,500 through the sale of 5,530,000 shares of $0.001 par value common stock at a price of $0.15 per share which will enable us to address current commitments. We plan to raise the additional capital required to meet the balance of our estimated funding requirements for the next twelve months, primarily through the private placement of our securities. We do not anticipate that we will be able to satisfy any of these funding requirements internally until we significantly increase our revenues.

Due to the uncertainty of our ability to meet our current operating and capital expenses, in their report on the annual financial statements for the year ended December 31, 2004, our independent auditors included an explanatory paragraph regarding concerns about our ability to continue as a going concern. Our financial statements contain additional note disclosures describing the circumstances that lead to this disclosure by our independent auditors.

There is substantial doubt about our ability to continue as a going concern as the continuation of our business is dependent upon obtaining further financing. The issuance of additional equity securities by us could result in a significant dilution in the equity interests of our current stockholders. Obtaining commercial loans, assuming those loans would be available, will increase our liabilities and future cash commitments.

There are no assurances that we will be able to obtain further funds required for our continued operations. We are pursuing various financing alternatives to meet our immediate and long-term financial requirements. There can be no assurance that additional financing will be available to us when needed or, if available, that it can be obtained on commercially reasonable terms. If we are not able to obtain the additional financing on a timely basis, we will not be able to meet our other obligations as they become due.

Application of Critical Accounting Policies

Our consolidated financial statements and accompanying notes are prepared in accordance with generally accepted accounting principles in the United States. Preparing financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue, and expenses. These estimates and assumptions are affected by management's application of accounting policies. We believe that understanding the basis and nature of the estimates and assumptions involved with the following aspects of our consolidated financial statements is critical to an understanding of our financial statements.

Going Concern

These consolidated financial statements have been prepared on the going concern basis which assumes that adequate sources of financing will be obtained as required and that our assets will be realized and liabilities settled in the ordinary course of business. These consolidated financial statements do not include any adjustments related to the recoverability of assets and classification of assets and liabilities that might be necessary if we are unable to continue as a going concern.

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In order to continue as a going concern, we require additional financing. There can be no assurance that additional financing will be available to us when needed or, if available, that it can be obtained on commercially reasonable terms. If we are not able to continue as a going concern, we would likely be unable to realize the carrying value of our assets reflected in the balances set out in the preparation of the consolidated financial statements.

Research and Development

Research costs are expensed as incurred. During the year, $0 (2003 - $0) was incurred on research and development.

Foreign Currency and Exchange Rates

The financial position and results of operations are determined using local currency (the Canadian Dollar) as the functional currency. Dollar costs of Paradigm's property acquisition and planned exploration costs are in Canadian Dollars. For purposes of consistency and to express United States Dollars throughout this report, Canadian Dollars have been converted into United States currency. At December 31, 2004, the exchange rate was approximately CA $1.25 to US $1.00.

Inflation / Currency Fluctuations

Inflation has not been a factor during the recent fiscal year ended December 31, 2004. Inflation is moderately higher than it was during 2003 but the actual rate of inflation is not material and is not considered a factor in our contemplated capital expenditure program.

Item 7. Financial Statements.

Our financial statements are stated in United States Dollars (US$) and are prepared in accordance with United States Generally Accepted Accounting Principles.

The Report of Independent Auditor's by Cordovano & Honeck, P.C. for the audited consolidated financial statements for the year ended December 31, 2004 are included herein immediately preceding the audited financial statements.

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Item 8. Changes In & Disagreements With Accountants on Accounting & Financial Disclosure

There have been no changes in or disagreements with our accountants on issues of accounting or financial disclosure since inception of Paradigm on July 15, 2002.

Item 8A. Controls and Procedures

As required by Rule 13a-15 under the Exchange Act, as of December 31, 2004, the end of the year to which this annual report relates we have carried out an evaluation of the effectiveness of the design and operation of Paradigm's disclosure controls and procedures. This evaluation was carried out under the supervision and with the participation of our company's management, including our President. Based upon that evaluation, our President concluded that the disclosure controls and procedures are effective. There have been no significant changes in our internal controls or in other factors, which could significantly affect internal controls subsequent to the date we carried out our evaluation.

Disclosure controls and procedures are controls and other procedures that are designed to ensure that information required to be disclosed in our reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed in Paradigm's reports filed under the Exchange Act is accumulated and communicated to management, including the our President and Chief Executive Officer as appropriate, to allow timely decisions regarding required disclosure.

We do not have an audit committee currently but one will be appointed as the current year progresses; however, the board committee that performed the equivalent functions of an audit committee was comprised of the former Chief Executive Officer, Brian C. Doutaz and the former Chief Accounting Officer, James M. Hutchison, each which held that position as of December 31, 2004, neither of which has been determined to be an "audit committee financial expert". The committee reviewed and discussed the audited financial statements with management and with the current Board of Directors. The committee has discussed with the independent auditors all matters required to be discussed. The committee has received the written disclosures and the letter from the independent accountants as required by Independence Standards Board Standard No. 1 and has discussed with the independent accountant the independent accountants' independence.

Item 8B. Other Information

Code of Ethics

The Board of Directors on January 17, 2005 adopted a formal written Code of Business Conduct and Ethics and Compliance Program for all officers, directors and senior employees. The Code of Business Conduct and Ethics has been filed with this annual report as an exhibit and a copy is available upon written request by any person without charge. To obtain a copy, an interested party should contact our offices by telephone at (604) 644-5139 or write to 12880 Railway Avenue, Unit 35, Richmond, B.C. V7E 6G4.

Web Site

Paradigm maintains a Web site at http://www.paradigmoilandgas.com. All corporate and affiliate filings are or will be maintained on the corporate Web site.

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PART III

Item 9. Directors, Executive Officers, Promoters and Control Persons

All directors of our company hold office until the next annual general meeting of the shareholders or until their successors are elected and qualified. The officers of our company are appointed by our board of directors and hold office until their earlier death, retirement, resignation or removal.

Our directors, executive officers and other significant employees, their ages, positions held and duration each person has held that position, are as follows:

Name	Position Held with the Corporation	Age	Date First Elected / Appointed
Robert L. Pek	President, Secretary, Treasurer and Director	40	January 21, 2005
Shiraz Dhanani	Director	51	February 15, 2005

Business Experience

With the exception of Mr. Shiraz Dhanani who is a professional geoscientist and Mr. Donald Copeland who is a landman, none of the directors or officers has professional or technical accreditation in the exploration, development or operations of oil and gas projects. During the past year, our former president, Mr. Doutaz spent approximately 15% of his time (approximately 9 hours per week) on the affairs of Paradigm and Mr. Hutchison, our former secretary-treasurer, spent approximately 5% of his time (approximately 3 hours per week) on the affairs of our company. For the coming year, it is anticipated that Mr. Robert L. Pek will spend approximately 20% of his time (approximately five days per month) on the affairs of Paradigm and Mr. Dhanani will spend approximately 8% of his time (approximately 1½ days per month) on the affairs of Paradigm.

The following is a brief account of the education and business experience of each director, executive officer and key employee during at least the past five years, indicating each person's principal occupation during the period, and the name and principal business of the organization by which he was employed.

Robert L. Pek, a director serving as President, Secretary, Treasurer, Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial Officer) and since February, 2004 has been the president and a director since 2002 of Sun Energy Group Inc., a private Alberta based corporation pursuing oil and gas producing assets in Bolivia and the United Kingdom.

Mr. Pek is a graduate of the University of Saskatchewan where he studied Economics, Marketing and Management. Since 1999, Mr. Pek has been president and chief executive officer and a director of Qeva Group Inc., a corporation publicly traded on the Canadian Venture Exchange, which is the parent corporation for wholly owned subsidiary companies Qeva Velvet Products Corp. (sales of elk velvet antler as a Nutriceutical product); E & R Elk Consulting Co. Ltd. (management and development consulting); The Canadian Elk and Deer Farmer Ltd. (magazine publication), and Balzac Meats Inc. (a meat processing entity) all of which are involved in the sale of elk meat and products and related businesses.

Page - 27

Shiraz Dhanani, a director of Paradigm since February 15, 2005, is a geoscientist with degrees in Geology and Geophysics and a post graduate Diploma in Development Economics. His background reflects wide ranging geophysical and project management skills acquired over 25 years of working for major oil and gas corporations on five continents. His past assignments have included work in the North Sea, Libya, South America and the Middle East. He is also the majority shareholder and managing director of G Space Ltd, a London (UK) based oil & gas consulting company which counts independent and major oil companies as its clients. In addition, he is a director of and the Chief Executive Officer, since 2002, of Sun Energy Group Inc., a private Alberta based corporation pursuing oil and gas producing assets in Bolivia and the United Kingdom.

Mr. Dhanani is a graduate of the University of Sussex (1975) and did his graduate work at the University of Bath (1978), both in the UK. He is a member of the Society of Exploration Geophysicists, American Association of Petroleum Geologists, Society of Petroleum Engineers, Petroleum Exploration Society of Great Britain and has published an assortment of technical papers. He speaks various languages including English, Swahili, Gujarati, Hindi and Spanish by virtue of having lived in several parts of the world.

Our directors, executive officers and control persons have not been involved in any of the following events during the past five years:
1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);
3.
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.
being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Item 9A. Compliance With Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish our company with copies of all Section 16(a) reports they file.

To the best of our knowledge, all executive officers, directors and greater than 10% shareholders filed the required reports in a timely manner, with the exception of the following: (n/a).

Page - 28

Item 10. Executive Compensation.

No chief executive officer of our company received any cash or other compensation during the fiscal years ended December 31, 2004 and 2003 except for Mr. Doutaz who received $1,500 in stock at a price of $0.001 per share (1,500,000 shares) for the establishment of Paradigm and the preparation of the initial offering documents to sell stock. An affiliate of Paradigm provides office space to us at the deemed rate of $100 per month for a total of $1,200 during the past fiscal year. In addition, that same affiliate has contributed services to Paradigm during the year ended December 31, 2004 at a deemed amount of $___. The total of these amounts are charged to their appropriate expense items and an equal amount is posted to shareholder's equity. No other executive officer of our company received annual salary and/or bonus.

During the year ended December 31, 2004, we did not grant any stock options or stock appreciation rights to any of our directors or officers. There were no stock options exercised during the year ended December 31, 2004 and there were no stock options or stock appreciation rights outstanding on December 31, 2004.

We have no plan for compensating our directors for their service in their capacity as directors, although such directors are expected in the future to receive stock options to purchase common shares as awarded by our board of directors or (as to future stock options) a compensation committee which has been established. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. No director received and/or accrued any compensation for their services as a director, including committee participation and/or special assignments.

Subsequent to the end of the fiscal year on January 21, 2005, we entered into a management services agreement with Robert L. Pek, our President and Chief Executive Officer to provide certain management services with respect to the financial planning and corporate affairs management of Paradigm in consideration of the payment of $2,500 per month based on a work schedule of five days per month. There are no other management agreements with the our directors or executive officers and we do not anticipate that written agreements will be put in place in the foreseeable future.

We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control.

There are no plans or arrangements in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the Board of Directors or a committee thereof.

Item 11. Security Ownership of Certain Beneficial Owners and Management & Related Stockholder Matters.

The following table sets forth, as of March 15, 2004, certain information with respect to the beneficial ownership of our common shares by each shareholder known to us to be the beneficial owner of 5% of our common shares, and by each of our officers and directors. Each person has sole voting power with respect to the common shares, except as otherwise indicated. Beneficial ownership consists of a direct interest in the common shares, except as otherwise indicated.

Page - 29

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Brian C. Doutaz	7,500,000	21.2
Khan C. Tran	8,100,000	22.9
Luke C. Zouvas	5,850,000	15.5
Robert L. Pek	0	0
Shiraz Dhanani	0	0
Directors and Officers (as a group)	0	0

(1)
Based on 35,366,876 shares outstanding as of March 15, 2004 and, as to a specific person, shares issuable pursuant to the conversion or exercise, as the case may be, of currently exercisable or convertible debentures, share purchase warrants and stock options within 60 days.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of our company.

Item 12. Certain Relationships and Related Transactions.

There have been no transactions, or proposed transactions, which have materially affected or will materially affect us in which any director, executive officer or beneficial holder of more than 10% of the outstanding common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest except as noted.

In July 2003 we issued a total of 5,000,000 shares of restricted common stock to our former president and chief executive officer, Brian C. Doutaz. The fair market value of the shares, $5,000, was paid in cash ($3,500) and in lieu of a cash payment ($1,500) for services rendered in organizing Paradigm and negotiating an agreement.

On October 30, 2003, we entered into a trust agreement between Paradigm and Brian C. Doutaz, then-president of Paradigm whereby Mr. Doutaz is acting as trustee to hold the claim on behalf of Paradigm so as to avoid having Paradigm pay additional fees and establish a subsidiary at this early stage of our corporate development.

Paradigm is to reimburse an affiliate $___ for office expenses used during the fiscal year under review which had not been repaid as of December 31, 2004. The balance owed the affiliate is included in the accompanying financial statements as "Indebtedness to related party". From July 15, 2002 (Inception) through December 31, 2004 a total of $___ has been or will be reimbursed to affiliates for expenses incurred on behalf of Paradigm.

As at the date of this annual report, we do not have any policies in place with respect to whether we will enter into agreements with related parties in the future.

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Item 13. Exhibits and Reports on Form 8-K.

The following reports on Form 8-K were filed during the year ended December 31, 2004: NONE

The following are exhibits to this Annual Report

31.1	Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2003.

31.2	Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2003.

32.1	Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2003.

32.2	Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2003.

99.1 Code Of Business Conduct & Ethics and Compliance Program

Item 14. Principal Accounting Fees and Services

Audit Fees: The aggregate fees billed for the fiscal year ended December 31, 2004 for professional services rendered by the principal accountant for the audit of our annual financial statements and the review of financial statements included in our filed Form 10Q was approximately $_,___ as compared to $5,950 for the similar period of the preceding fiscal year and for the period from inception on July 15, 2002 to December 31, 2003 the amount was approximately $_,___.

Audit-Related Fees: The aggregate fees billed for the fiscal year ended December 31, 2004 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review for the audit or review of our annual financial statements and the review of financial statements and are not reported under the previous item, Audit Fees, was approximately $___.__ versus $322.50 for the similar period last year and for the period from inception on July 15, 2002 to December 31, 2004 the amount was approximately $_,___.

Tax Fees: The aggregate fees billed for the fiscal year ended December 31, 2004 for professional services rendered by the principal accountant for tax compliance and tax planning was approximately $0 and for the period from inception on July 15, 2002 to December 31, 2003 the amount was approximately $0.

All Other Fees: The aggregate fees billed for the fiscal year ended December 31, 2004 for products and services provided by the principal accountant other than the services reported above was approximately $0 and for the period from inception on July 15, 2002 to December 31, 2003 the amount was approximately $0.

Page - 31

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PARADIGM OIL AND GAS, INC.
(Registrant)

By:  /s/ "Robert L. Pek"

Robert L. Pek, President, Secretary, Treasurer and Director (Principal Executive Officer, Chief Executive Officer, Principal Financial Officer and Chief Financial Officer)

Date: April 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ "Robert L. Pek"

Robert L. Pek, President, Secretary, Treasurer (Principal Executive Officer, Chief Executive Officer, Principal Financial Officer and Chief Financial Officer) and Member of the Board of Directors

By:  /s/ "Shiraz Dhanani"

Shiraz Dhanani, Member of the Board of Directors

Date: April 19, 2005

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EXHIBIT 31

Page - 33

EXHIBIT 31.1
CERTIFICATIONS

I, Robert L. Pek, certify that:

1. I have reviewed this annual report on Form 10-KSB of Paradigm Oil And Gas, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4. The small business issuer's registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and we have:

a)
designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b)
designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)
disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of this annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5. The small business issuer's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent function):
a)
all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal controls over financial reporting; and

Date: April 19, 2005

/s/ "Robert L. Pek"
Robert L. Pek
Chief Executive Officer and Principal Executive Officer

Page - 34

EXHIBIT 31.2
CERTIFICATIONS

I, Robert L. Pek, certify that:

1. I have reviewed this annual report on Form 10-KSB of Paradigm Oil And Gas, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4. The small business issuer's registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and we have:

a)
designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b)
designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)
disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of this annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5. The small business issuer's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent function):
a)
all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal controls over financial reporting; and

Date: April 19, 2005

/s/ "Robert L. Pek"
Robert L. Pek
Chief Financial Officer and Principal Financial Officer

Page - 35

EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Paradigm Oil And Gas Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Robert L. Pek, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 19, 2005

/s/ "Robert L. Pek"
Robert L. Pek
Chief Executive Officer

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EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Paradigm Oil And Gas, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Robert L. Pek, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

3. the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 19, 2005

/s/ "Robert L. Pek"
Robert L. Pek
Chief Financial Officer

Page - 37

Report of Independent Auditors

Balance Sheet at December 31, 2003

Statements of Operations for the year ended December 31, 2003, from July 15, 2002 (inception) through December 31, 2002, and from July 15, 2002 (inception) through December 31, 2003

Statement of Changes in Shareholders' Deficit for the period from
July 15, 2002 (inception) through December 31, 2003

Statements of Cash Flows for the year ended December 31, 2003, from July 15, 2002 (inception) through December 31, 2002, and from July 15, 2002 (inception) through December 31, 2003

Notes to Financial Statements

Page - 38

Report of Independent Auditors
The Board of Directors and Shareholders
Paradigm Enterprises, Inc.:

We have audited the accompanying balance sheet of Paradigm Enterprises, Inc. as of December 31, 2003, and the related statements of operations, changes in shareholders' deficit, and cash flows for the year ended December 31, 2003, the period from July 15, 2002 (inception) through December 31, 2002, and the period from July 15, 2002 (inception) through December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paradigm Enterprises, Inc. as of December 31, 2003, and the results of its operations and its cash flows for the year ended December 31, 2003, the period from July 15, 2002 (inception) through December 31, 2002, and the period from July 15, 2002 (inception) through December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company's significant operating losses raise substantial doubt about its ability to continue as a going concern. Management's plan in regard to this matter is also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Cordovano and Honeck, P.C.
Denver, Colorado
March 17, 2004

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Balance Sheet at December 31, 2003

December 31, 2003

Assets
Current assets:
Cash...........................................................................................................................................................................	$829

Liabilities and Shareholders' Deficit
Current liabilities:
Accounts payable and accrued liabilities...........................................................................................................................................................................	$6,149
Indebtedness to related party (Note 2)...........................................................................................................................................................................	322
Total current liabilities...........................................................................................................................................................................	6,471

Shareholders' deficit (Notes 2 and 4):
Common stock, $.001 par value; 200,000,000 shares
authorized, 10,200,000 shares issued and
outstanding...........................................................................................................................................................................	10,200
Additional paid-in capital...........................................................................................................................................................................	22,900
Accumulated deficit...........................................................................................................................................................................	(38,841)
Cumulative translation adjustment...........................................................................................................................................................................	99

Total shareholders' deficit...........................................................................................................................................................................	(5,642)

$829

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Statements of Operations for the year ended December 31, 2003

		July 15, 2002	July 15, 2002
		(Inception)	(Inception)
	Year Ended	Through	Through
	December 31,	December 31,	December 31,
	2003	2002	2003
Expenses:
Contributed rent (Note 2)..................................................................................................	$1,200	$550	$1,750
Contributed administrative support (Note 2).....................................................................................	200	150	350
Mineral interest acquisition costs (Note 3).......................................................................................................	-	3,180	3,180
Professional fees.......................................................................................................................................	21,259	2,964	24,223
Compensation...........................................................................................................................	-	2,300	2,300
Office...............................................................................................................................................................	2,432	1,889	4,321
Other...............................................................................................................................................................	1,601	1,116	2,717
Total expenses.................................................................................................................	26,692	12,149	38,841

Loss before income taxes	(26,692)	(12,149)	(38,841)

Income tax provision (Note 5).............................................................................................................................	-	-	-

Net loss...............................................................................................................................	$(26,692)	$(12,149)	$(38,841)

Basic and diluted loss per share	$(0.00)	$(0.00)

Basic and diluted weighted average
common shares outstanding	10,200,000	7,714,286

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Statement of Changes in Shareholders' Deficit for the period from
July 15, 2002 (inception) through December 31, 2003

					Cumulative
					Translation
					Adjustment
			Additional		Other
	Common Stock		Paid-In	Accumulated	Comprehensive
	Shares	Par Value	Capital	Deficit	Loss	Total

Balance at July 15, 2002 (inception)	-	$-	$-	$-	$-	$-

July 2002, common stock sold to an officer
($.001/share) (Note 2)	5,000,000	5,000	-	-	-	5,000
August to September 2002, common stock sold in
private stock offering ($.005/share) (Note 4)....	5,200,000	5,200	20,800	-	-	26,000
Office space and administrative support
contributed by a director (Note 2	-	-	700	-	-	700
Comprehensive loss:
Net loss, period ended December 31, 2002	-	-	-	(12,149)	-	(12,149)
Comprehensive loss.	-	-	-	-	-	(12,149)

Balance at December 31, 2002	10,200,000	10,200	21,500	(12,149)	-	19,551

Office space and administrative support
contributed by a director (Note 2)..	-	-	1,400	-	-	1,400
Comprehensive loss:
Net loss, year ended December 31, 2003	-	-	-	(26,692)	-	(26,692)
Cumulative translation adjustment...	-	-	-	-	99	99
Comprehensive loss.	-	-	-	-	-	(26,593)

Balance at December 31, 2003	10,200,000	$10,200	$22,900	$(38,841)	$99	$(5,642)

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Statements of Cash Flows for the year ended December 31, 2003, from July 15, 2002 (inception) through December 31, 2002, and from July 15, 2002 (inception) through December 31, 2003

		July 15, 2002	July 15, 2002
		(Inception)	(Inception)
	Year Ended	Through	Through
	December 31,	December 31,	December 31,
	2003	2002	2003

Cash flows from operating activities:
Net loss	$(26,692)	$(12,149)	$(38,841)
Adjustments to reconcile net loss to net cash
used by operating activities:
Office space and administrative support
contributed by a director (Note 2).	1,400	700	2,100
Changes in operating assets and liabilities:
Accounts payable and accrued expenses.	2,628	3,521	6,149
Indebtedness to related party	322	-	322
Net cash used in
operating activities.	(22,342)	(7,928)	(30,270)

Cash flows from financing activities:
Proceeds from the sale of common stock.	-	31,000	31,000
Net cash provided by
financing activities	-	31,000	31,000

Effect of exchange rate changes on cash.	99	-	99

Net change in cash	(22,243)	23,072	829

Cash, beginning of period.	23,072	-	-

Cash, end of period	$829	$23,072	$829

Supplemental disclosure of cash flow information:
Income taxes	$-	$-	$-
Interest	$-	$-	$-

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(1)	Summary of Significant Accounting Policies

Organization and Basis of Presentation
Paradigm Enterprises, Inc. (the "Company") was incorporated in the state of Nevada on July 15, 2002 to engage in the acquisition, exploration and development of mineral properties. The Company is in the exploration stage in accordance with Industry Guide 7. On October 30, 2002, the Company entered into an option agreement to acquire 100 percent of a mineral claim located in Lillooet Mining Division, British Columbia, Canada (see Note 3). The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.

The Company's significant operating losses raise substantial doubt about the ability to continue as a going concern. Inherent in the Company's business are various risks and uncertainties, including its limited operating history, historical operating losses, dependence upon strategic alliances, and the historical success rate of mineral exploration. Management's plan is to acquire interests in certain mining claims and explore for minerals.

The Company's future success is primarily dependent upon the existence of minerals on the property for which the Company owns an option to acquire claims. No minerals have yet been discovered on the property. The Company's success will also be dependent upon its ability to raise sufficient capital to fund its exploration program and, if minerals are discovered, to mine the discovery on a timely and cost-effective basis.

Use of Estimates
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Functional Currency
The Company's functional currency is the Canadian dollar; however, the accompanying financial statements and footnotes refer to United States ("U.S.") dollars unless Canadian dollars are specifically designated with "CDN".

Cash and Cash Equivalents
The Company considers all highly liquid securities with original maturities of three months or less when acquired to be cash equivalents. There were no cash equivalents at December 31, 2003.

Financial Instruments
At December 31, 2003, the fair value of the Company's financial instruments approximate their carrying value based on their terms and interest rates.

Mineral Interests
Mineral interest acquisition costs include cash consideration and the estimated fair value of common shares issued for mineral properties, based on recent share issuances. Exploration and development expenditures are expensed in the period incurred until such time as the Company establishes the existence of commercial feasibility, at which time these costs will be deferred. Administrative expenditures are expensed in the period incurred.

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Mineral interest acquisition costs and related interest and financing costs may be deferred until the property is placed into production, sold or abandoned. Mineral interest acquisition costs will be deferred only when and if proven and probable reserves have been found to exist. No proven or probable reserves are currently known to exist.

Any deferred costs will be amortized on a unit-of-production basis over the estimated proven and probable reserves of the property following commencement of commercial production or written off if the property is sold, allowed to lapse or abandoned.

On an on-going basis, the Company evaluates the status of its mineral properties based on results to date to determine the nature of exploration and development work that is warranted in the future. If there is little prospect of further work on a property being carried out, the deferred costs related to that property are written down to their estimated recoverable amount.

Impairment of Long-Lived Assets
The Company evaluates the carrying value of its long-lived assets under the provisions of SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Statement No. 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted future cash flows estimated to be generated by those assets are less than the assets' carrying amount. If such assets are impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying value or fair value, less costs to sell.

Earnings (loss) per Common Share
The Company reports loss per share using a dual presentation of basic and diluted loss per share. Basic loss per share excludes the impact of common stock equivalents. Diluted loss per share utilizes the average market price per share when applying the treasury stock method in determining common stock equivalents. At December 31, 2003, there were no variances between the basic and diluted loss per share as there were no potentially dilutive securities outstanding.

Income Taxes
The Company accounts for income taxes under the provisions of SFAS No. 109, Accounting for Income Taxes (SFAS 109). SFAS 109 requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

Foreign Currency Translation
The accounts of the Company's foreign operations have been translated into United States dollars. Assets and liabilities of those operations are translated in U.S. dollars using exchange rates as of the balance sheet date; income and expenses are translated using the average exchange rates for the reporting period. Translation adjustments are deferred in accumulated other comprehensive income (loss), a separate component of shareholders' equity.

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Fiscal Year-end
The Company operates on a calendar year.

(2)	Related Party Transactions

A director contributed office space to the Company for all periods presented. The office space was valued at $100 per month based on the market rate in the local area and is included in the accompanying financial statements as contributed rent expense with a corresponding credit to additional paid-in capital.

A director contributed administrative services to the Company for all periods presented. The time and effort was recorded in the accompanying financial statements based on the prevailing rates for such services, which equaled $50 per hour based on the level of services performed. The services are reported as contributed administrative services with a corresponding credit to additional paid-in capital.

During the year ended December 31, 2003, an officer paid $322 in expenses on behalf of the Company, which was not repaid as of December 31, 2003. The balance owed the officer is included in the accompanying financial statements as "Indebtedness to related party".

In July 2002, the Company sold 5,000,000 shares of its restricted common stock to a director for $5,000 ($.001/share).

On October 30, 2002, the Company and a director entered into a trust agreement whereby the director of the Company will hold the Mineral Claims (see Note 3) on behalf of the Company until the initial exploration program is completed.

(3) Option on Mineral Interests

On October 30, 2002, the Company entered into an Option Agreement to acquire 100 percent of a mineral claim located in Lillooet Mining Division, British Columbia, Canada. Under the terms of the Option Agreement, the Company is required to:

A. Make option cash payments and exploration expenditures as follows:

Cash		Exploration
Payments		Expenditures		Due Date
CDN	$ 5,000.00	CDN	$ -	Closing of Option Agreement
CDN	$ -	CDN	$ 35,000.00	May 31, 2004
CDN	$ -	CDN	$ 75,000.00	October 31, 2004
CDN	$ -	CDN	$100,000.00	October 31, 2005
CDN	$ 50,000.00	CDN	$ -	October 31, 2006

B.	Make advance royalty payments of CDN$50,000 per year, commencing January 1, 2007, as long as the Company holds any interest in the claim.

In addition to the above terms, the optionor will retain a four percent net smelter royalty.

(4) Shareholders' Equity
During August and September 2002, the Company offered for sale 6,000,000 shares at of its $.001 par value common stock at a price of US$0.005 per share. The Company closed the offering after selling 5,200,000 shares for gross proceeds of $26,000. The offering was made in reliance on an exemption from registration of a trade in the United States under Rule 504 of Regulation D of the United States Securities Act of 1933, as amended.

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(5) Income Taxes

A reconciliation of the U.S. statutory federal income tax rate to the effective tax rate is as follows:

	December 31,
	2003	2002
U.S. statutory federal rate..........................................................................................	15.00%	15.00%
Contributed rent and services...................................................................................	-0.79%	-0.86%
Net operating loss for which no tax
benefit is currently available..............................................................................	-14.21%	-14.14%
	0.00%	0.00%

At December 31, 2003, deferred tax assets consisted of a net tax asset of 5,511, due to operating loss carryforwards of $36,741, which was fully allowed for, in the valuation allowance of $5,511. The valuation allowance offsets the net deferred tax asset for which there is no assurance of recovery. The change in the valuation allowance for the year ended December 31, 2003 and the period ended December 31, 2002 totaled $3,794 and $1,717, respectively. The current tax benefit for the year ended December 31, 2003 and the period ended December 31, 2002 also totaled $3,794 and $1,717, respectively. The net operating loss carryforward expires through the year 2023.

The valuation allowance will be evaluated at the end of each year, considering positive and negative evidence about whether the deferred tax asset will be realized. At that time, the allowance will either be increased or reduced; reduction could result in the complete elimination of the allowance if positive evidence indicates that the value of the deferred tax assets is no longer impaired and the allowance is no longer required.

Should the Company undergo an ownership change as defined in Section 382 of the Internal Revenue Code, the Company's tax net operating loss carryforwards generated prior to the ownership change will be subject to an annual limitation, which could reduce or defer the utilization of these losses.

(6) Subsequent Events

During January 2004, an officer advanced the Company $5,000 for working capital. The advance does not carry an interest rate and is due on demand.

From January 2004 through March 2004, the Company offered for sale 500,000 shares at of its $.001 par value common stock at a price of US$0.20 per share. As of March 17, 2004, the Company had sold 391,250 shares for gross proceeds of $78,250. The offering was made pursuant to the filing of a Form SB-2 Registration Statement, which was declared effective by the Securities and Exchange Commission on November 10, 2003. Following the stock sales, the Company had 10,591,250 common shares issued and outstanding.

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